Exhibit 10.8

INDEMNITY AND GUARANTY AGREEMENT
(IMHFC REO and Loan Portfolio)
THIS INDEMNITY AND GUARANTY AGREEMENT (this “Agreement”), made as of January 23, 2015, by IMH FINANCIAL CORPORATION, a Delaware corporation (“Indemnitor”), whose address is c/o IMH Financial Corporation, 7001 N. Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253, in favor of CALMWATER CAPITAL 3, LLC, a California limited liability company (“Lender”), whose address is 11755 Wilshire Blvd., Suite 1400, Los Angeles, California 90025.
W I T N E S S E T H :
WHEREAS, Lender has extended to AZ-WATERS EDGE, LLC, an Arizona limited liability company (“AZ-Waters Edge”), OASIS INDIAN BEND LLC, a Delaware limited liability company (“Oasis Indian Bend”), HL NEWCO, LLC, a Delaware limited liability company (“HL Newco”), NT 233 OAK CREEK LOTS, LLC, an Arizona limited liability company (“NT 233 Oak Creek Lots”), CA-DALEY, LLC, an Arizona limited liability company (“CA-Daley”), IMH LR REAL ESTATE, LLC, an Arizona limited liability company (“IMH LR Real Estate”), IMH LR CLUBHOUSE, LLC, an Arizona limited liability company (“IMH LR Clubhouse”), SOUTHWEST ACQUISITIONS, LLC, a Delaware limited liability company (“Southwest Acquisitions”), IMH SPECIAL ASSET NT 139, LLC, a Delaware limited liability company (“IMH Special Asset NT 139”), BUENA YUMA, LLC, an Arizona limited liability company (“Buena Yuma”), and IMH SPECIAL ASSET NT 140, LLC, an Arizona limited liability company (“IMH Special Asset NT 140” and, together with AZ-Waters Edge, Oasis Indian Bend, HL Newco, NT 233 Oak Creek Lots, CA-Daley, IMH LR Real Estate, IMH LR Clubhouse, Southwest Acquisitions, IMH Special Asset NT 139, and Buena Yuma, individually, collectively, jointly and severally “Borrower”) a loan in the principal amount of $24,365,000 (the “Loan”) pursuant to that certain Loan Agreement (the “Loan Agreement”) between Borrower and Lender, dated as the date hereof;
WHEREAS, the applicable Borrower is (i) the owner in fee simple of each land in Arizona, Texas, and Minnesota described in Exhibit A attached hereto and incorporated herein by reference (individually and collectively, as the context may require, the "Real Property"), which Real Property is more particularly described in Exhibits A-2, A-3, A-5, A-6, A-9 and A-10 attached hereto and incorporated herein by reference, (ii) the holder of the first priority mortgages and notes secured by the applicable real property described in Exhibits A-1, A-4, and A-21 attached hereto (collectively, the “Asset Loans”), which Loans are evidenced and secured by the loan documents described Exhibits A-1, A-4 and A-21 (collectively, the “Asset Loan Documents”), and (iii) the owner of the membership interests in IMH Gabella, LLC, a Delaware limited liability company (“IMH Gabella”), which is the owner of the real property more particularly described in Exhibit A-7 attached hereto and incorporated herein by reference. The "Improvements" referenced in the Security Instrument (defined below) are collectively referred to herein as the "Improvements". As used herein, the term "Property" shall individually and collectively mean, as the context may require, each Real Property and the Improvements thereon,

Exhibit 10.8

all related personal property, and all other "Property" described in each applicable Security Instrument; and
WHEREAS, the Loan is evidenced by a Promissory Note dated of even date herewith (the “Note”), executed by Borrower and payable to the order of Lender in the stated principal amount of $24,365,000 and is secured by (i) each first priority Deed of Trust, Security Agreement and Financing Statement and Mortgage, Security Agreement and Financing Statement dated as of the date hereof, from the applicable Borrower to the trustee named therein for the benefit of Lender, or to Lender, as the case may be, encumbering the Real Property (collectively, the "Real Property Security Instrument"), (ii) the Collateral Security Agreement and each assignment of the Asset Loan Documents (collectively, the "Asset Loan Security Instrument") secured by the applicable real property described in Exhibits A-1, A-4, and A-21 attached hereto, and (iii) each Pledge and Security Agreement dated as of the date hereof from Southwest Acquisitions to Lender and the assignment of membership interests in IMH Gabella and the Pledge and Security Agreement dated as of the date hereof from Guarantor to Lender and the assignment of membership interests in IMH Special Asset NT 175-AVN, LLC, an Arizona limited liability company (collectively, the “Pledge Security Instrument” and together with the Real Property Security Instrument and the Asset Loan Security Instrument, collectively, the “Security Instrument”), and by other documents and instruments (the Loan Agreement, the Note, the Security Instrument, and such other documents and instruments, as the same may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the “Loan Documents”); and
WHEREAS, as a condition to making the Loan to Borrower, Lender has required that Indemnitor indemnify Lender from and against and guarantee payment to Lender of the items described herein; and
WHEREAS, the extension of the Loan to Borrower is of substantial benefit to Indemnitor and, therefore, Indemnitor desires to indemnify Lender from and against and guarantee payment to Lender of the items described herein;
NOW, THEREFORE, to induce Lender to extend the Loan to Borrower and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby covenants and agrees for the benefit of Lender, as follows:
1.Indemnity and Guaranty. Indemnitor hereby assumes liability for, hereby guarantees payment to Lender of, hereby agrees to pay, protect, defend and save Lender harmless from and against, and hereby indemnifies Lender from and against any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, attorneys’ fees (which attorneys’ fees shall include but not be limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals)), causes of action, suits, claims, demands and judgments of any nature or description whatsoever (collectively, “Costs”) which may at any time be imposed upon, incurred by or awarded against Lender as a result of any of the Guaranteed Recourse Obligations of Borrower (hereinafter defined). As used herein, the term “Guaranteed Recourse Obligations of Borrower” shall mean all obligations and liabilities of Borrower for

Exhibit 10.8

which Borrower shall be personally liable pursuant to Section 3 of the Note, together with all costs and expenses, including reasonable fees and out of pocket expenses of attorneys (including but not limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals) and expert witnesses, incurred by Lender in enforcing its rights under this Agreement.
This is a guaranty of payment and performance and not of collection. The liability of Indemnitor under this Agreement shall be direct and immediate and not conditional or contingent upon the genuineness, validity or enforceability of the Note, the Security Instrument, or any other Loan Document, or the pursuit of any remedies against Borrower or any other person (including, without limitation, other guarantors, if any), nor against the collateral for the Loan. Indemnitor waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any collateral for the Loan or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, Borrower shall be relieved of or fail to incur any debt, obligation or liability as provided in the Loan Documents, Indemnitor shall nevertheless be fully liable therefor. In the event of a default under the Loan Documents which is not cured within any applicable grace or cure period, Lender shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the Loan) thereunder or hereunder, in any order, and all rights, powers and remedies available to Lender in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the indebtedness and obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, this Agreement shall nevertheless remain in full force and effect, and Indemnitor shall remain liable for all remaining indebtedness and obligations guaranteed hereby, even though any rights which Indemnitor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.
2.    Indemnification Procedures.
(a)    If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Indemnitor in writing thereof and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel reasonably acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor hereunder unless the same would prejudice Indemnitor’s defense. Lender shall have the right, at the expense of Indemnitor (which shall include reasonable attorneys’ fees and expenses and shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event Indemnitor shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Indemnitor to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good

Exhibit 10.8

faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, reasonable attorneys’ fees (including but not limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals) and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitor shall pay the same as hereinafter provided. Lender’s good faith in any such settlement shall be conclusively established if the settlement is made on the advice of outside independent legal counsel for Lender.
(b)    No Indemnitor shall, without the prior written consent of Lender: (i) settle or compromise any action, suit, proceeding or claim relating to an indemnified obligation or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim relating to an indemnified obligation in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.
(c)    All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitor shall pay to Lender any and all Costs within ten (10) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitor to periodically pay such Costs, such Costs, if not paid within said ten (10) day period, shall bear interest at the Default Interest Rate (as defined in the Note).
3.    Reinstatement of Obligations. If at any time all or any part of any payment made by Indemnitor or received by Lender from Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor or Borrower), then the obligations of Indemnitor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitor, or receipt of payment by Lender, and the obligations of Indemnitor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitor had never been made.
4.    Waivers by Indemnitor. To the extent permitted by law, Indemnitor hereby waives and agrees not to assert or take advantage of:
(a)    Any right to require Lender to proceed against any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power or under any other agreement before proceeding against Indemnitor hereunder;

Exhibit 10.8

(b)    The defense of the statute of limitations in any action hereunder;
(c)    Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;
(d)    Demand, presentment for payment, notice of nonpayment, intent to accelerate, acceleration, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or of Indemnitor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;
(e)    (i) any defense based upon an election of remedies by Lender, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Lender to secure repayment of the indebtedness evidenced by the Note) destroys or otherwise impairs the subrogation rights of Indemnitor or the right of Indemnitor (after payment of the obligations guaranteed by Indemnitor under this Agreement) to proceed against Borrower for reimbursement, or both, and (ii) any and all rights or defenses Indemnitor may have by reason of protection afforded to Borrower with respect to any of the obligations of Indemnitor under this Agreement pursuant to the antideficiency or other laws of the State of Arizona limiting or discharging Borrower’s indebtedness; evidenced by the Note and secured, in part, by the Security Instrument;
(f)    Any right or claim of right to cause a marshaling of the assets of Indemnitor;
(g)    Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;
(h)    Any duty on the part of Lender to disclose to Indemnitor any facts Lender may now or hereafter know about Borrower or the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume or has reason to believe that such facts are unknown to Indemnitor or has a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor is fully responsible for being and keeping informed of the financial condition of Borrower, of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitor hereunder;
(i)    Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;
(j)    Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

Exhibit 10.8

(k)    Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;
(l)    Any assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Indemnitor or the collateral for the Loan;
(m)    Any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise;
(n)    Any action, occurrence, event or matter consented to by Indemnitor under Section 5(h) hereof, under any other provision hereof, or otherwise;
(o)    Any and all benefits and defenses under any applicable law which would limit Indemnitor’s liability if Borrower had no liability at the time of execution of the Note, the Security Instrument or any other Loan Document, or thereafter ceases to be liable;
(p)    Any and all benefits and defenses under any applicable law which, if Indemnitor had not given this waiver would otherwise prohibit Indemnitor’s liability from being larger in amount and more burdensome than that of Borrower;
(q)    Principles or provisions of law, statutory or otherwise, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor;
(r)    Any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder; and
(s)    To the full extent permitted under applicable laws, any benefits of any statutory provision or rule of civil procedure limiting the liability of a surety, including, without limitation, ARS § 12-1641 et seq. or the benefits of ARS § 33-814.
Indemnitor understands that the exercise by Lender of certain rights and remedies contained in the Security Instrument (such as a nonjudicial foreclosure sale) may affect or eliminate Indemnitor’s right of subrogation against Borrower and that Indemnitor may therefore incur a partially or totally nonreimbursable liability under this Agreement. Nevertheless, Indemnitor hereby authorizes and empowers Lender to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of Indemnitor that the obligations under this Agreement shall be

Exhibit 10.8

absolute, independent and unconditional under any and all circumstances. Indemnitor expressly waives, to the maximum extent permitted by law, any defense (which defense, if Indemnitor had not given this waiver, Indemnitor might otherwise have) to a judgment against Indemnitor by reason of a nonjudicial foreclosure. Without limiting the generality of the foregoing, Indemnitor hereby expressly waives any and all benefits under (i) any applicable law which would otherwise limit Indemnitor’s liability after a nonjudicial foreclosure sale to the difference between the obligations of Indemnitor under this Agreement and the fair market value of the property or interests sold at such nonjudicial foreclosure sale, (ii) any applicable law which, if Indemnitor had not given this waiver, would otherwise limit Lender’s right to recover a deficiency judgment with respect to purchase money obligations and after a nonjudicial foreclosure sale, respectively, and (iii) any applicable law which, if Indemnitor had not given this waiver, among other things, would otherwise require Lender to exhaust all of its security before a personal judgment could be obtained for a deficiency. Notwithstanding any foreclosure of the lien of the Security Instrument, whether by the exercise of the power of sale contained in the Security Instrument, by an action for judicial foreclosure or by Lender’s acceptance of a deed in lieu of foreclosure, Indemnitor shall remain bound under this Agreement. Indemnitor waives all rights and defenses that Indemnitor may have because Borrower’s obligations are secured by real property. This means, among other things:
(t)    Lender may collect from Indemnitor without first foreclosing on any real or personal property collateral pledged by Borrower or others; and
(u)    If Lender forecloses on any real property collateral pledged by Borrower or others: (a) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (b) Lender may collect from Indemnitor even if Lender, by foreclosing on the real property collateral, has destroyed any right Indemnitor may have to collect from Borrower.
This is an unconditional and irrevocable waiver of any rights and defenses that Indemnitor may have because Borrower’s obligations are secured by real property.
5.    General Provisions.
(a)    Fully Recourse. All of the terms and provisions of this Agreement are recourse obligations of Indemnitor and not restricted by any limitation on personal liability set forth in any Loan Document.
(b)    Unsecured Obligations. Indemnitor hereby acknowledges that Lender’s appraisal of the Property is such that Lender is not willing to accept the consequences of the inclusion of Indemnitor’s indemnity set forth herein among the obligations secured by the Security Instrument and the other Loan Documents and that Lender would not make the Loan but for the unsecured personal liability undertaken by Indemnitor herein.
(c)    Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Security Instrument or any of the other Loan Documents, including, without limitation, any

Exhibit 10.8

foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full.
(d)    No Subrogation; No Recourse Against Lender. Notwithstanding the satisfaction by Indemnitor of any liability hereunder, until such time as the Loan has been fully and indefeasibly repaid, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender has released, transferred or disposed of all of Lender’s right, title and interest in all collateral or security for the Loan, and there has expired the maximum possible period thereafter during which any payment made by Borrower or others to Lender with respect to the indebtedness evidenced by the Note could be deemed a preference under the United States Bankruptcy Code, Indemnitor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower or to any collateral for the Loan. In connection with the foregoing, Indemnitor expressly waives, until such time as the Loan has been fully and indefeasibly repaid, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender has released, transferred or disposed of all of Lender’ s right, title and interest in such collateral or security, and there has expired the maximum possible period thereafter during which any payment made by Borrower or others to Lender with respect to the indebtedness evidenced by the Note could be deemed a preference under the United States Bankruptcy Code, any and all rights of subrogation to Lender against Borrower, and Indemnitor hereby waives any rights to enforce any remedy which Lender may have against Borrower, and any right to participate in any collateral for the Loan. In addition to and without in any way limiting the foregoing, Indemnitor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Indemnitor to all indebtedness of Borrower to Lender, and agree with Lender that Indemnitor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Indemnitor’s obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Loan; provided, however, that so long as there does not exist a default or Event of Default, or condition of event which, with the passage of time or giving of notice, or both, would constitute a default or Event of Default, a distribution of profits on a return of capital made by Borrower which may ultimately be received by Indemnitor shall not be deemed to be indebtedness of, or payment of principal and interest from, Borrower. Further, Indemnitor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.
(e)    Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against Borrower, Indemnitor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. §9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.
(f)    Financial Statements; Net Worth. Indemnitor hereby agrees, as a material inducement to Lender to make the Loan to Borrower, to furnish, from time to time to Lender promptly upon demand by Lender current and dated financial statements detailing the assets and

Exhibit 10.8

liabilities of Indemnitor certified by Indemnitor, in form and substance reasonably acceptable to Lender. Indemnitor hereby warrants and represents unto Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of Indemnitor. Indemnitor hereby agrees, for the benefit of Lender: (i) No Indemnitor shall, without the prior written approval of Lender which may be given or withheld in Lender’s sole and absolute discretion, enter into, effect or permit by operation of law or otherwise, any merger, reorganization, consolidation, dissolution or liquidation affecting Indemnitor, or any change in ownership of Indemnitor, or any sale of any assets of Indemnitor (a "Transfer Event"), which would result in Indemnitor failing to have, immediately after the effective date of such Transfer Event, a minimum aggregate net worth of at least Fifty Million Dollars ($50,000,000) (the "Minimum Net Worth") with not less than $4,000,000 of such Minimum Net Worth consisting of cash and cash equivalents at all times during the 2015 calendar year and $5,000,000 of such Minimum Net Worth consisting of cash and cash equivalents at all times during the 2016 calendar year (“Minimum Liquidity”); (ii)  Indemnitor shall maintain, from and after the date of execution of this Agreement and thereafter throughout the term of the Loan, a net worth equal to the Minimum Net Worth and the Minimum Liquidity in the foregoing amounts, as evidenced by financial statements certified by Indemnitor; Indemnitor agrees that such financial statements shall be prepared for Indemnitor as required by Indemnitor’s public reporting obligations and delivered to Lender within ninety (90) days following the end of each such calendar year, together with a certificate from Indemnitor that no material adverse change in the financial statements and net worth of Indemnitor has occurred since the date of such statement; and (iii) Indemnitor shall notify Lender within ten (10) days after Indemnitor becomes aware that Indemnitor has failed to maintain the Minimum Net Worth and/or Minimum Liquidity as set forth above. For the purposes hereof, “net worth” shall be determined based upon the (1) fair market value of all of the assets of Indemnitor (excluding intangible assets (determined in conformity with generally accepted accounting principles as of the date of the applicable financial report (“GAAP”)) and excluded intangible assets shall include goodwill, intellectual property, licenses, organizational costs, deferred amounts, covenants not to compete, unearned income, restricted funds, investments in subsidiaries or other Affiliates (as defined in the Loan Agreement), intercompany receivables and accumulated depreciation, less (2) all liabilities of Indemnitor (as determined in accordance with GAAP). Any breach of this Section 5(f) shall be deemed an Event of Default under the Loan Documents.
(g)    Rights Cumulative; Payments. Lender’s rights under this Agreement shall be in addition to all rights of Lender under the Note, the Security Instrument and the other Loan Documents. Further, payments made by Indemnitor under this Agreement shall not reduce in any respect Borrower’s obligations and liabilities under the Note, the Security Instrument and the other Loan Documents.
(h)    No Limitation on Liability. Indemnitor hereby consents and agrees that the liability of Indemnitor under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitor or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note;

Exhibit 10.8

(ii) any sale, assignment or foreclosure of the Note, the Security Instrument or any of the other Loan Documents or any sale or transfer of the Property; (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender’s failure to record the Security Instrument or to file any financing statement (or Lender’s improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrower or any other person, shall limit, impair or release Indemnitor’s obligations hereunder, affect this Agreement in any way or afford Indemnitor any recourse against Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.
(i)    Entire Agreement; Amendment; Severability. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.
(j)    Binding Effect; Waiver of Acceptance. This Agreement shall bind Indemnitor and the heirs, personal representatives, successors and assigns of Indemnitor and shall inure to the benefit of Lender and the officers, directors, shareholders, agents and employees of Lender and their respective heirs, successors and assigns. Notwithstanding the foregoing, Indemnitor shall not assign any of their rights or obligations under this Agreement without the prior written consent of Lender, which consent may be withheld by Lender in Lender’s sole discretion. Indemnitor hereby waives any acceptance of this Agreement by Lender, and this Agreement shall immediately be binding upon Indemnitor.
(k)    Notices. All notices or other communications required or permitted to be given pursuant to the provisions of this Agreement shall be in writing and shall be considered as properly given if delivered to the appropriate party at the address set forth below (subject to change from time to time by written notice to all other parties to this Agreement). Except when otherwise required by law, any notice which a party is required or may desire to give the other shall be in writing and may be sent by e-mail (provided that a copy is simultaneously sent by one of the other permitted means of giving notice hereinafter set forth), by personal delivery or by

Exhibit 10.8

mail (either (i) by United States registered or certified mail, return receipt requested, postage prepaid, or (ii) by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery). Any notice so given by e-mail shall be deemed to have been given as of the date on which the sender of such communication shall confirm receipt thereof by the appropriate parties. Any notice so given by mail shall be deemed to have been given as of the date of delivery established by U.S. Post Office return receipt or the overnight carrier’s proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the notice is to be given; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the addresses of the parties shall be:

Indemnitor:	IMH Financial Corporation 7001 N. Scottsdale Road Scottsdale, Arizona 85253 Attention: Lawrence D. Bain Email: lbd@imhfc.com

With a copy to:	IMH Financial Corporation 7001 N. Scottsdale Road Scottsdale, Arizona 85253 Attention: Jonathan Brohard Email: jbrohard@imhfc.com

and	Posinelli PC One East Washington Street, Suite 1200 Phoenix, Arizona 85004 Attention: Margaret Olek Esler Email: mesler@posinelli.com

Lender:	Calmwater Capital 3, LLC 11755 Wilshire Blvd., Suite 1400 Los Angeles, California 90025 Attention: Larry Grantham Email: larry@karlinre.com

With a copy to:	Safarian, Choi & Bolstad LLP 555 South Flower St., Suite 650 Los Angeles, California 90071 Attention: Alex Choi Email: achoi@safarianchoi.com

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of fifteen (15) days’ notice to the other party in the manner set forth hereinabove.

Exhibit 10.8

(l)    No Waiver; Time of Essence; Business Day. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term “business day” as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in Los Angeles, California are authorized by law to be closed.
(m)    Captions for Convenience. The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.
(n)    Attorneys’ Fees. If any dispute (whether or not any action or proceeding for any relief against the other is brought) arises between the parties relating to this Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorneys’ fees (including but not limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals) and costs incurred in bringing or defending such action or proceeding and appealing and enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment and, to the extent the Lender is the prevailing party, such costs, fees and expenses shall be included in Costs.
(o)    Successive Actions. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified or guaranteed by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.
(p)    Reliance. Lender would not make the Loan to Borrower without this Agreement. Accordingly, Indemnitor intentionally and unconditionally enters into the covenants and agreements as set forth above and understand that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.
(q)    SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
(i)    INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, EACH HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE PROPERTY IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER OF THE LOAN DOCUMENTS, (ii) HEREBY

Exhibit 10.8

UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA EXCEPT AS SPECIFICALLY SET FORTH HEREIN, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (iv) AGREES THAT INDEMNITOR WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM WITH RESPECT TO THIS AGREEMENT (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). INDEMNITOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE AUTHORIZED AGENT FOR INDEMNITOR AT THE ADDRESS FOR NOTICES DESCRIBED ABOVE, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE UPON INDEMNITOR (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).
(r)    INDEMNITOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IN THE EVENT THAT THE JURY TRIAL WAIVER CONTAINED HEREIN SHALL BE HELD OR DEEMED TO BE UNENFORCEABLE, EACH PARTY HEREBY EXPRESSLY AGREES TO SUBMIT TO JUDICIAL REFERENCE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1 ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER FOR WHICH A JURY TRIAL WOULD OTHERWISE BE APPLICABLE OR AVAILABLE. PURSUANT TO SUCH JUDICIAL REFERENCE, THE PARTIES AGREE TO THE APPOINTMENT OF A SINGLE REFEREE AND SHALL USE THEIR BEST EFFORTS TO AGREE ON THE SELECTION OF A REFEREE. IF THE PARTIES ARE UNABLE TO AGREE ON A SINGLE A REFEREE, A REFEREE SHALL BE APPOINTED BY THE COURT UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 AND 640 TO HEAR ANY DISPUTES HEREUNDER IN LIEU OF ANY SUCH JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT THE APPOINTED REFEREE SHALL HAVE THE POWER TO DECIDE ALL ISSUES IN THE APPLICABLE ACTION OR PROCEEDING, WHETHER OF FACT OR LAW, AND SHALL

Exhibit 10.8

REPORT A STATEMENT OF DECISION THEREON; PROVIDED, HOWEVER, THAT ANY MATTERS WHICH WOULD NOT OTHERWISE BE THE SUBJECT OF A JURY TRIAL WILL BE UNAFFECTED BY THIS WAIVER AND THE AGREEMENTS CONTAINED HEREIN. THE PARTIES HERETO HEREBY AGREE THAT THE PROVISIONS CONTAINED HEREIN HAVE BEEN FAIRLY NEGOTIATED ON AN ARMS-LENGTH BASIS, WITH BOTH SIDES AGREEING TO THE SAME KNOWINGLY AND BEING AFFORDED THE OPPORTUNITY TO HAVE THEIR RESPECTIVE LEGAL COUNSEL CONSENT TO THE MATTERS CONTAINED HEREIN. ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY AND THE AGREEMENTS CONTAINED HEREIN REGARDING THE APPLICATION OF JUDICIAL REFERENCE IN THE EVENT OF THE INVALIDITY OF SUCH JURY TRIAL WAIVER.
(s)    Waiver by Indemnitor. Indemnitor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Indemnitor shall not seek or cause Borrower or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. § 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Indemnitor or the collateral for the Loan by virtue of this Agreement or otherwise.
(t)    No Petition. Indemnitor hereby covenants and agrees that they will not at any time institute against Borrower, or join in any institution against Borrower of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law.
(u)    Secondary Market. Lender may sell, transfer and deliver the Loan Documents to one or more investors in the secondary market. In connection with such sale, Lender may retain or assign responsibility for servicing the Loan or may delegate some or all of such responsibility and/or obligations to a servicer, including, but not limited to, any subservicer or master servicer, on behalf of the investors. All references to Lender herein shall refer to and include, without limitation, any such servicer, to the extent applicable.
(v)    Construction. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement may have been physically prepared by one of the parties, or such party’s counsel, it being agreed that all parties and their respective counsel have mutually participated in the negotiation and preparation of this Agreement.
(w)    Joint and Several Liability. The liability of all persons and entities obligated in any manner under this Agreement shall be joint and several.
[END OF TEXT; SIGNATURE FOLLOWS ON NEXT PAGE]

Exhibit 10.8

Exhibit 10.8

IN WITNESS WHEREOF, Indemnitor has executed this Agreement as of the day and year first above written.
“INDEMNITOR”

IMH FINANCIAL CORPORATION
a Delaware corporation

By:	/s/ Lawrence D. Bain
Lawrence D. Bain
Title:	Chairman & CEO

EXHIBIT A
LEGAL DESCRIPTION OF LAND
[See Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-9, A-10 and A-21 attached]

EXHIBIT A

EXHIBIT A-1
SCOTTSDALE CANAL
LOAN DOCUMENTS
1.Deed of Trust dated December 31, 2014, between Scottsdale Canal Holdings, LLC, an Arizona limited liability company ("Scottsdale") as Grantor, AZ-Waters Edge, LLC, an Arizona limited liability company ("AZ-Waters") as Lender, and First American Title Insurance Company as Trustee, recorded December 31, 2014, at Document No. 20140861234, in the Official Records of Maricopa County, Arizona (the "Maricopa County Records");
2.Promissory Note dated December 31, 2014, from Scottsdale as Borrower to AZ-Waters as Lender; and
3.Title Policy - First American Title Insurance Company, dated December 31, 2014, Policy No. 706894.
LEGAL DESCRIPTION Attached.

EXHIBIT A

No. NCS-705357-PHX1
EXHIBIT "A"
PARCEL NO. 1:
LOTS 114 THROUGH 117, INCLUSIVE, SCOTTSDALE TERRACE UNIT TWO, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, RECORDED IN BOOK 70 OF MAPS, PAGE 4.
PARCEL NO. 2:
UNITS 1 THROUGH 14, INCLUSIVE, MAGDALENA APARTMENTS, ACCORDING TO DECLARATION OF HORIZONTAL PROPERTY REGIME RECORDED IN DOCKET 14486, PAGE 1371 AND PLAT RECORDED IN BOOK 224 OF MAPS, PAGE 5, RECORDS OF MARICOPA COUNTY, ARIZONA;
TOGETHER WITH AN UNDIVIDED INTEREST IN AND TO THE COMMON ELEMENTS AS SET FORTH IN SAID DECLARATION AND AS DESIGNATED ON SAID PLAT (FORMERLY LOT 18, DARYL ESTATES UNIT TWO, ACCORDING TO BOOK 61 OF MAPS, PAGE 48, RECORDS OF MARICOPA COUNTY, ARIZONA).
PARCEL NO. 3:
UNITS 1 THROUGH 8, INCLUSIVE, CHEZ FRED CONDOMINIUMS, ACCORDING TO BOOK 229 OF MAPS, PAGE 35, RECORDS OF MARICOPA COUNTY, ARIZONA;
TOGETHER WITH THE ENTIRE INTEREST IN THE COMMON ELEMENTS (FORMERLY LOT 13, DARYL ESTATES UNIT TWO, ACCORDING TO BOOK 61 OF MAPS, PAGE 48, RECORDS OF MARICOPA COUNTY, ARIZONA).
PARCEL NO. 4:
LOTS 12, 14, 16 AND 17, DARYL ESTATES UNIT TWO, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, RECORDED IN BOOK 61 OF MAPS, PAGE 48.
PARCEL NO. 5:
LOT 15, DARYL ESTATES UNIT TWO, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, RECORDED IN BOOK 61 OF MAPS, PAGE 48;
EXCEPT THAT PORTION DESCRIBED AS FOLLOWS;
BEGINNING AT THE NORTHEAST CORNER OF SAID LOT 15;
THENCE SOUTH 40 DEGREES 30 MINUTES 00 SECONDS WEST ALONG THE SOUTHEAST LINE OF SAID LOT, A DISTANCE OF 80.00 FEET;
THENCE NORTH 49 DEGREES 30 MINUTES 00 SECONDS WEST PARALLEL WITH THE NORTHEAST LINE OF SAID LOT, A DISTANCE OF 150.00 FEET TO THE NORTHWEST LINE OF SAID LOT;
THENCE NORTH 40 DEGREES 30 MINUTES 00 SECONDS EAST ALONG SAID NORTHWEST LINE, A DISTANCE OF 80.00 FEET TO THE NORTHWEST CORNER OF SAID LOT;
THENCE SOUTH 49 DEGREES 30 MINUTES 00 SECONDS EAST ALONG THE NORTHEAST LINE OF SAID LOT, A DISTANCE OF 150.00 FEET TO THE POINT OF BEGINNING.

EXHIBIT A

No. NCS-705357-PHX1
PARCEL NO. 6:
THAT PORTION OF LOT 15, DARYL ESTATES UNIT TWO, A SUBDIVISION RECORDED IN BOOK 61 OF MAPS, PAGE 48, RECORDS OF MARICOPA COUNTY, ARIZONA, DESCRIBED AS FOLLOWS;
BEGINNING AT THE NORTHEAST CORNER OF SAID LOT 15;
THENCE SOUTH 40 DEGREES 30 MINUTES 00 SECONDS WEST ALONG THE SOUTHEAST LINE OF SAID LOT, A DISTANCE OF 80.00 FEET;
THENCE NORTH 49 DEGREES 30 MINUTES 00 SECONDS WEST PARALLEL WITH THE NORTHEAST LINE OF SAID LOT, A DISTANCE OF 150.00 FEET TO THE NORTHWEST LINE OF SAID LOT;
THENCE NORTH 40 DEGREES 30 MINUTES 00 SECONDS EAST ALONG THE NORTHWEST LINE, A DISTANCE OF 80.00 FEET TO THE NORTHWEST CORNER OF SAID LOT;
THENCE SOUTH 49 DEGREES 30 MINUTES 00 SECONDS EAST ALONG THE NORTHEAST LINE OF SAID LOT, A DISTANCE OF 150.00 FEET TO THE POINT OF BEGINNING.
PARCEL NO. 7:
UNITS 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 AND 14, SAFARI SHADOWS, ACCORDING TO DECLARATION OF HORIZONTAL PROPERTY REGIME RECORDED IN DOCKET 15673, PAGE 460 AND PLAT RECORDED TO BOOK 238 OF MAPS, PAGE 4, RECORDS OF MARICOPA COUNTY, ARIZONA;
TOGETHER WITH AN UNDIVIDED INTEREST IN AND TO THE GENERAL COMMON AREA AS SET FORTH IN SAID DECLARATION AND AS DESIGNATED ON SAID PLAT.
PARCEL NO. 8:
LOTS 7 AND 8, DARYL ESTATES, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, RECORDED IN BOOK 54 OF MAPS, PAGE 44.
PARCEL NO. 9:
LOT TEN (10), DARYL ESTATES, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, RECORDED IN BOOK 54 OF MAPS, PAGE 44.
PARCEL NO. 10:
THAT PART OF THE ABANDONED 16.00 FOOT ALLEY IN DARYL ESTATES, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, IN BOOK 54 OF MAPS, PAGE 44, LYING BETWEEN THE NORTHERLY PROLONGATION OF THE WEST LINE OF LOT 10 AND THE NORTHERLY PROLONGATION OF THE EAST LINE OF LOT 10.
PARCEL NO. 11:
THE SOUTH 6.00 FEET OF LOT ELEVEN (11), DARYL ESTATES UNIT TWO, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, IN BOOK 61 OF MAPS, PAGE 48;
EXCEPT THE EAST 77.00 FEET THEREOF. PARCEL NO. 12:
LOT NINE (9), DARYL ESTATES, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, RECORDED IN BOOK 54 OF MAPS, PAGE 44.

EXHIBIT A

No. NCS-705357-PHX1
PARCEL NO. 13:
THAT PART OF THE ABANDONED 16.00 FOOT ALLEY IN DARYL ESTATES, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, IN BOOK 54 OF MAPS, PAGE 44 LYING BETWEEN THE NORTHERLY PROLONGATION OF THE WEST LINE OF LOT 9 AND THE NORTHERLY PROLONGATION OF THE EAST LINE OF LOT 9.
PARCEL NO. 14:
THE SOUTH 7.00 FEET OF THE EAST 77.00 FEET OF LOT ELEVEN (11), DARYL ESTATES UNIT TWO, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, RECORDED IN BOOK 61 OF MAPS, PAGE 48.
PARCEL NO. 16:
LOTS 1 AND 2, VALLEY PLAZA, ACCORDING TO BOOK 72 OF MAPS, PAGE 28, RECORDS OF MARICOPA COUNTY, ARIZONA.
EXCEPTING THEREFROM THAT PORTION CONVEYED TO THE CITY OF SCOTTSDALE, AN ARIZONA MUNICIPAL CORPORATION, BY RIGHT OF WAY DEDICATION DEED RECORDED AS 2010-0072426 OF OFFICIAL RECORDS.
PARCEL NO. 17:
THAT PART OF THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 2 NORTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:
BEGINNING AT THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF SAID SEC    I ION 22;
THENCE NORTH 51 DEGREES 48 MINUTES 30 SECONDS EAST, 53.37 FEET ALONG THE SOUTHEASTERLY RIGHT OF WAY LINE OF THE ARIZONA CANAL TO A POINT;
THENCE EAST 25.88 FEET TO THE TRUE POINT OF BEGINNING OF THE PROPERTY DESCRIBED HEREIN;
THENCE NORTH 51 DEGREES 48 MINUTES 30 SECONDS EAST, ALONG A LINE PARALLEL WITH AND 16.00 FEET SOUTHEASTERLY FROM THE SOUTHEASTERLY RIGHT OF WAY LINE OF THE ARIZONA CANAL, A DISTANCE OF 354.54 FEET TO A CORNER OF LOT 1, VALLEY PLAZA, ACCORDING TO BOOK 72 OF MAPS, PAGE 28, RECORDS OF MARICOPA COUNTY, ARIZONA;
THENCE SOUTH 38 DEGREES 11 MINUTES 30 SECONDS EAST, ALONG THE SOUTHWESTERLY LINE OF SAID LOT 1, VALLEY PLAZA, A DISTANCE OF 120.00 FEET TO A POINT ON THE NORTHWESTERLY LINE OF WESTERN PARK DRIVE, AS ESTABLISHED BY INSTRUMENT RECORDED IN DOCKET 1906, PAGE 67, RECORDS OF MARICOPA COUNTY, ARIZONA;
THENCE SOUTHERLY, 143.69 FEET ALONG A CURVE TO THE LEFT, SAID CURVE HAVING A CENTRAL ANGLE OF 51 DEGREES 48 MINUTES 30 SECONDS, AND A RADIUS OF 158.91 FEET TO A POINT ON THE NORTH RIGHT OF WAY LINE OF INDIAN SCHOOL ROAD, AS SHOWN IN BOOK 5 OF ROAD MAPS, PAGE 32, RECORDS OF MARICOPA COUNTY, ARIZONA;
THENCE WEST, ALONG SAID NORTH RIGHT OF WAY LINE, A DISTANCE OF 292.19 FEET TO THE TRUE POINT OF BEGINNING;
EXCEPT THE FOLLOWING DESCRIBED PARCEL:

BEGINNING AT THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF SEC IION 22;

No. NCS-705357-PHX1

EXHIBIT A

THENCE NORTH 51 DEGREES 48 MINUTES 30 SECONDS EAST, 53.37 FEET ALONG THE SOUTHEASTERLY RIGHT OF WAY LINE OF THE ARIZONA CANAL TO A POINT;
THENCE EAST 25.88 FEET TO THE TRUE POINT OF BEGINNING OF THE PROPERTY DESCRIBED HEREIN;
THENCE EAST ALONG THE NORTH RIGHT OF WAY LINE OF INDIAN SCHOOL ROAD, AS SHOWN IN BOOK 5 OF ROAD MAPS, PAGE 32, RECORDS OF MARICOPA COUNTY, ARIZONA, A DISTANCE OF 190.00 FEET TO A POINT;
THENCE NORTH, ALONG A LINE PERPENDICULAR TO SAID NORTH RIGHT OF WAY LINE, A DISTANCE OF 83.00 FEET TO A POINT;
THENCE NORTH 38 DEGREES 11 MINUTES 30 SECONDS WEST, ALONG A LINE PARALLEL WITH THE SOUTHWESTERLY LINE OF LOT 1, VALLEY PLAZA, ACCORDING TO BOOK 72 OF MAPS, PAGE 28, RECORDS OF MARICOPA COUNTY, ARIZONA AND PERPENDICULAR TO THE SOUTHEASTERLY RIGHT OF WAY LINE OF ARIZONA CANAL, A DISTANCE OF 52.23 FEET TO A POINT 16.00 FEET SOUTHEASTERLY FROM SAID SOUTHEASTERLY RIGHT OF WAY LINE;
THENCE SOUTHWESTERLY, ALONG A LINE PARALLEL TO AND 16.00 FEET SOUTHEASTERLY FROM THE RIGHT OF WAY LINE OF ARIZONA CANAL, SOUTH 51 DEGREES 48 MINUTES 30 SECONDS WEST, A DISTANCE OF 200.66 FEET TO THE TRUE POINT OF BEGINNING.
PARCEL NO. 18:
THAT PART OF THE SOUTHEAST QUARTER OF SEC I    ION 22, TOWNSHIP 2 NORTH, RANGE 4 EAST OF
THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:
BEGINNING AT THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF SEC I ION 22;
THENCE NORTH 51 DEGREES 48 MINUTES 30 SECONDS EAST, 53.37 FEET ALONG THE SOUTHEASTERLY RIGHT OF WAY LINE OF THE ARIZONA CANAL TO A POINT;
THENCE EAST 25.88 FEET TO THE TRUE POINT OF BEGINNING OF THE PROPERTY DESCRIBED HEREIN;
THENCE EAST ALONG THE NORTH RIGHT OF WAY LINE OF INDIAN SCHOOL ROAD, AS SHOWN IN BOOK 5 OF ROAD MAPS, PAGE 32, RECORDS OF MARICOPA COUNTY, ARIZONA, A DISTANCE OF 190.00 FEET TO A POINT;
THENCE NORTH, ALONG A LINE PERPENDICULAR TO SAID NORTH RIGHT OF WAY LINE, A DISTANCE OF 83.00 FEET TO A POINT;
THENCE NORTH 38 DEGREES 11 MINUTES 30 SECONDS WEST, ALONG A LINE PARALLEL TO THE SOUTHWESTERLY LINE OF LOT 1, VALLEY PLAZA, ACCORDING TO BOOK 72 OF MAPS, PAGE 28, RECORDS OF MARICOPA COUNTY, ARIZONA AND PERPENDICULAR TO THE SOUTHEASTERLY RIGHT OF WAY LINE OF ARIZONA CANAL, A DISTANCE OF 52.23 FEET TO A POINT 16.00 FEET SOUTHEASTERLY FROM SAID SOUTHEASTERLY RIGHT OF WAY LINE;
THENCE SOUTHWESTERLY, ALONG A LINE PARALLEL TO AND 16.00 FEET SOUTHEASTERLY FROM THE RIGHT OF WAY LINE OF ARIZONA CANAL, SOUTH 51 DEGREES 48 MINUTES 30 SECONDS WEST, A DISTANCE OF 200.66 FEET TO THE TRUE POINT OF BEGINNING.
PARCEL NO. 19:
THAT PORTION OF PUBLIC ALLEY AS ABANDONED BY RESOLUTION NO. 7674 RECORDED JANUARY 28, 2010 AS INSTRUMENT NO. 2010-0073886 OF OFFICIAL RECORDS BEING MORE PARTICULARLY

EXHIBIT A

No. NCS-705357-PHX1
DESCRIBED AS FOLLOWS:
STARTING AT THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF SAID SECTION 22, THENCE NORTH 51°48'24" EAST A DISTANCE OF 100.43 FEET ALONG THE SOUTHEASTERLY RIGHT OF WAY LINE OF THE ARIZONA CANAL, TO THE POINT OF BEGINNING;
THENCE NORTH 51°48'40" EAST A DISTANCE OF 363.83 FEET;
THENCE SOUTH 38°11'20" EAST A DISTANCE OF 15.99 FEET;
THENCE SOUTH 51°48'30" WEST A DISTANCE OF 363.83 FEET;
THENCE NORTH 38°11'30" WEST A DISTANCE OF 16.00 FEET, TO THE POINT OF BEGINNING.
PARCEL NO. 20:
THOSE PORTIONS OF STREET AND ALLEY RIGHT OF WAY AS ABANDONED BY RESOLUTION NO. 7671 BEING MORE PARTICULARLY IDENTIFIED IN THAT CERTAIN DOCUMENT RECORDED JANUARY 28, 2010 AS INSTRUMENT NO. 2010-0074413 AND RERECORDED FEBRUARY 09, 2010 AS 2010-0108517 OF OFFICIAL RECORDS.

EXHIBIT A

EXHIBIT A-2
OASIS
LEGAL DESCRIPTION

Attached.

EXHIBIT A

EXHIBIT A
LEGAL DESCRIPTION OF LAND
PARCEL 1 - 11929 W. Airport Blvd., Stafford, Texas;
TRACT 1:
Field notes for 4.7415 acres of land out of the James Alston Survey, Abstract No. 101, In Fort Bend County, Texas, being all of Unrestricted Reserve "B", The Oasis Medical Campus Phase I (Replat), the map or plat thereof recorded in Plat No. 20050169 of the Plat Records of Fort
Bend County, and being that same tract of land conveyed to IIVIH Special Asset NT 250, LLC, as described in Trustee's Deed and Bill of Sale recorded under County Clerk's File No. 2009068322 of the Official Public Records of Fort Bend County, Texas, said 4.7415 acres of land being more particularly described by metes and bounds as follows:
BEGINNING at a 5/8 inch steel rod with cap found in the South line of West Airport Boulevard, based on a 100 foot right-of-way, marking the Northwest corner of said Unrestricted Reserve "B" and the herein described tract, said point also being In the East line of a 200 foot wide fee strip conveyed to Houston Lighting & Power Company (H.L. & P. Co.), as described in Volume 363, Page 434 of the Deed Records of Fort Bend County;
Thence, North 87°22'46" East, 158.00 feet with the South line of said West Airport Boulevard and the North line of said Unrestricted Reserve "B" to a 518 Inch steel rod with cap found marking the most Northerly Northeast corner of said Unrestricted Reserve "B" and the herein described tract, said point also being the Northwest corner of adjacent Unrestricted Reserve "A" of said Oasis Medical Campus Phase I;
Thence, South 02°22'45" East, 377.82 feet with the West line of said Unrestricted Reserve "A" and the common East line of said Unrestricted Reserve "B" to a "P-K" nail in concrete set for the Southwest corner of said Unrestricted Reserve "A" and an interior ell corner of said Unrestricted Reserve "B";
Thence, North 87°19'35" East, 130.36 feet with the South line of said Unrestricted Reserve "A" and the common Northerly line of said Unrestricted Reserve "B" to a 5/8 inch steel rod with cap set for the Southeast corner of said Unrestricted Reserve "A" and an angle point for said Unrestricted Reserve "B", sold point also being the most Westerly corner of adjacent Restricted Reserve "E";
Thence, South 48°15' 50" East, 179.99 feet with the Southwesterly line of said Unrestricted Reserve "E" and the common Northeasterly line of said Unrestricted Reserve "B" to a 518 inch steel rod with cap set at an angle point;
Thence, continuing with the Southwesterly line of said Restricted Reserve "E" and the common. Northeasterly line of said Unrestricted Reserve "B", South 75°54'53" East, at 2.0 feet passing the Northwest corner of a concrete building (parking garage), and continuing along the Northerly face of said concrete building in all, a total distance of 233.99 feet to an "X" in concrete.set for the most Easterly Northeast corner of said Unrestricted Reserve "B" and the herein described tract, said point being the Southeast corner of said Restricted Reserve "E", said point also being in the West line of adjacent Unrestricted Reserve "D" of said Oasis Medical Campus Phase 1;
Thence, South 14°05'07" West, 201,01 feet with. the Westerly line of said Unrestricted Reserve "D" and the common Easterly line of said Unrestricted Reserve "B" to a 5/8 inch steel rod set for the Southeast corner of said Unrestricted Reserve "B" and the herein described tract, said point being the Southwest corner of said Unrestricted Reserve "D", said point also being in the Northerly line of

EXHIBIT A

Sugar Grove Apartments, the map or plat thereof recorded in Volume 24, Page 5 of the said Plat Records;
Thence, North 75°54'53" West, 610.02 feet with the Northerly line of said Sugar Grove Apartments and the common Southerly line of said Unrestricted Reserve "B" to a 5/8 inch steel rod with cap found in the East line of the aforesaid H.L. & P. Co. 200 foot wide fee strip marking the Southwest corner of said Unrestricted Reserve "B" and the herein described tract, said point also being the Northwest corner of said Sugar Grove Apartments;
Thence, North 02°22'45" West, 587.96 feet with the East line of the said H.L. & P. Co. 200 foot wide fee strip and the West line of said Unrestricted Reserve "B" to the PLACE OF BEGINNING and containing 4.7415 acres or 206,539 square feet of land, more or less.
Note; The Company is prohibited from insuring the area or quantity of the Land. Any statement in the legal description contained in Schedule A as to area or quantity of land is not a representation that such area or quantity is correct but is for informal identification purposes and does not override Item 2 of Schedule B hereof.
TRACT 2:
Non-exclusive easement for parking, vehicular Ingress and egress, and use of entry made, driveways, parkways and curb cuts as set forth and defined In Amended and Restated JOINT USE AGREEMENT-DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR OASIS MEDICAL CAMPUS dated November 23, 2005 and recorded on December 1, 2005, under Fort Bend County Clerk's File No(s). 2005145187, as amended in First Amendment to Amended and Restated Joint Use Agreement and Declaration of Covenants, Conditions and Restrictions for Oasis Mixed Use Campus recorded under Fort Bend County Clerk's File No. 2012134666.
PARCEL 2 - 11900 W. Airport Blvd., Stafford, Texas
TRACT 1:
All of Unrestricted Reserve "C", in Block 1 of The Oasis Medical Campus - Phase I, a subdivision in Fort Bend County, Texas, according th the map or plat thereof, recorded in Plat No, 20050169 of the Plat Records of Fort Bend County, Texas, SAVE AND EXCEPT that portion of the above described property shown as 1443.0 S.F. dedicated as part of the right turn lane to the City of Meadow Place on the recorded plat of said subdivision.
TRACT 2:
All of Unrestricted Reserve "D", in. Block 1 of The Oasis Medical Campus - Phase I, a subdivision in Fort Bend County, Texas, according to the map or plat thereof, recorded in Plat No. 2005169 of the Plat Records of Fort Bend County, Texas.
TRACT 3:
All of Unrestricted Reserve "E", in Block 1 of The Oasis Medical Campus - Phase I, a subdivision in Fort Bend County, Texas, according to the map or plat thereof, recorded in Plat No. 2005169 of the Plat Records of Fort Bend County, Texas.
TRACT 4
Non-exclusive easement rights for pedestrian and vehicular ingress and egress to use all access drives, entry roads, parking access and curb cuts as created and defined in Amended and Restated Joint Use Agreement Declaration of Covenants, Conditions and Restrictions for Oasis Medical Campus, dated November 23, 2005, filed for record under Fort Bend County Clerk's File No. 2005145187, as amended in First Amendment to Amended and Restated Joint Use Agreement and Declaration of Covenants, Conditions and Restrictions for Oasis Mixed Use Campus, being over and across all of the Oasis Medical Campus Phase 1, a subdivision in Fort Bend County, Texas, according

EXHIBIT A

to the map or plat thereof, recorded under Plat. No. 20050169 of the Plat Records of Fort Bend County, Texas.

EXHIBIT A

EXHIBIT A-3
HI-LO RANCH
LEGAL DESCRIPTION

Attached.

EXHIBIT A

Order No.: C1409964-349-MKI
EXHIBIT A
LEGAL DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF YAVAPAI, STATE OF ARIZONA, AND IS DESCRIBED AS FOLLOWS:
PARCEL NO. 1:
THE NORTH HALF OF THE NORTHEAST QUARTER OF SECTION 34, TOWNSHIP 17 NORTH, RANGE S EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, YAVAPAI COUNTY, ARIZONA;
EXCEPT BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LAND, WHICH POINT IS DISTANT 650 FEET EASTERLY ALONG SAID SOUTHERLY LINE FROM THE SOUTHWEST CORNER OF SAID LAND;
THENCE WESTERLY ALONG SAID SOUTHERLY LINE TO THE SOUTHWEST CORNER OF SAID LAND; THENCE NORTHERLY ALONG THE WESTERLY LINE OF SAID LAND, A DISTANCE OF 670 FEET; THENCE SOUTHEASTERLY IN A DIRECT LINE TO THE POINT OF BEGINNING.
PARCEL NO. 2:
THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER (BEING LOT 13) OF SECTION 27, TOWNSHIP 17 NORTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, YAVAPAI COUNTY, ARIZONA.
PARCEL NO.3:
ALL THAT PORTION OF THE SOUTHEAST QUARTER OF SECTION 27, TOWNSHIP 17 NORTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, YAVAPAI COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:
BEGINNING AT THE SOUTH QUARTER CORNER OF SAID SECTION 27, MARKED BY A G.L.O. BRASS CAP;
THENCE NORTH 2 DEGREES 37 MINUTES 30 SECONDS WEST, 115.90 FEET TO AN EXISTING FENCE; THENCE NORTH 89 DEGREES 24 MINUTES 50 SECONDS EAST, ALONG SAID FENCE, 204.31 FEET;
THENCE SOUTH 2 DEGREES 37 MINUTES 30 SECONDS EAST TO A POINT ON THE SOUTH LINE OF SAID SECTION 27;
THENCE SOUTH 89 DEGREES 00 MINUTES WEST, ALONG SAID SECTION LINE TO THE ACTUAL POINT OF BEGINNING.
PARCEL NO.4:
THAT PORTION OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 27, TOWNSHIP 17 NORTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, YAVAPAI COUNTY, ARIZONA, LYING EASTERLY OF A LINE LOCATED 100 FEET WEST OF AND PARALLEL TO

72C1.01 (6/06) ALTA Commitment - 2006
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.
Page 2 assoulazi

EXHIBIT A

Order No.: C1409964-349-MK1
EXHIBIT A
(Continued)
SAID EAST LINE OF THE SOUTHWEST QUARTER, AND SOUTH OF A LINE HAVING A COURSE OF NORTH 85 DEGREES 13 MINUTES EAST THROUGH A POINT THAT LIES NORTH 2 DEGREES 37 MINUTES 30 SECONDS WEST, 118.5 FEET FROM THE SOUTH QUARTER CORNER OF SECTION 27 MARKED BY A G.L.O. BRASS CAP.
PARCEL NO. 5:
ALL THAT PORTION OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27, TOWNSHIP 17 NORTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, YAVAPAI COUNTY, ARIZONA, LYING SOUTHERLY OF AND CONTIGUOUS TO THE FOLLOWING DESCRIBED BOUNDARY LINE:
FROM THE NORTHEAST CORNER OF THE QUIT CLAIM PARCEL OF LAND DESCRIBED AS BOOK 938 OF OFFICIAL RECORDS, PAGE 57, YAVAPAI COUNTY RECORDERS OFFICE, THE TRUE POINT OF BEGINNING, SAID CORNER LYING ON THE EAST-WEST BARBED WIRE FENCE AS SHOWN ON THE RECORD OF SURVEY RECORDED AS BOOK 17 OF LAND SURVEYS AT PAGE 17, AND ALSO ON THE SOUTHERLY LINE OF THE MONTERASTELLI (SIC) BOUNDARY AS SHOWN ON RESULTS OF SURVEY BY PATRICK NEVILLE, RECORDED AS BOOK 16, AT PAGE 100, DATED .JULY 14, 1992;
THENCE SOUTH 89 DEGREES 53 MINUTES 02 SECONDS EAST, ALONG THE FENCE AND ITS EASTERLY EXTENSION AND ALONG THE SOUTHERLY LINE OF THE MONTERASTELLI BOUNDARY, 791.99 FEET;
THENCE SOUTH 41 DEGREES 19 MINUTES 24 SECONDS EAST, 39.09 FEET TO THE SOUTH LINE OF SECTION 27, PER THE ARIZONA ENGINEERING COMPANY RECORD OF SURVEY RECORDED AS BOOK 10 OF RECORDS OF SURVEY, AT PAGE 99;
THENCE SOUTH 88 DEGREES 14 MINUTES 32 SECONDS EAST, ALONG THE SOUTH LINE OF SECTION 27, 75.15 FEET;
THENCE SOUTH 73 DEGREES 27 MINUTES 42 SECONDS EAST, 55.92 FEET; THENCE NORTH 22 DEGREES 46 MINUTES 34 SECONDS EAST, 11.20 FEET; THENCE NORTH 87 DEGREES 02 MINUTES 45 SECONDS EAST, 21.97 FEET; THENCE SOUTH 81 DEGREES 16 MINUTES 09 SECONDS EAST, 29.96 FEET;
THENCE SOUTH 65 DEGREES 43 MINUTES 54 SECONDS EAST, 22.05 FEET TO THE EAST LINE OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 34, WHICH IS THE POINT OF
TERMINUS OF THE BOUNDARY LINE;
THE BASIS OF BEARINGS FOR THIS DESCRIPTION IS SOUTH 88 DEGREES 14 MINUTES 32 SECONDS EAST, FROM THE SOUTH QUARTER CORNER OF SECTION 27 TO THE SOUTHEAST CORNER OF SECTION 27, ACCORDING TO THE ARIZONA ENGINEERING COMPANY RESULTS OF SURVEY RECORDED AS BOOK 10 OF RECORDS OF SURVEYS, AT PAGE 99, YAVAPAI COUNTY RECORDERS
OFFICE.

72C101 (6/06) ALTA Commitment - 2006
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A

Order No.: C1409964-349-MK1
EXHIBIT A
(Continued)
PARCEL NO. 6:
EASEMENT FOR ROADWAY FOR INGRESS AND EGRESS FOR THE PURPOSE OF TRAVEL AND MAINTENANCE AS CREATED IN BOOK 3833, OF OFFICIAL RECORDS, PAGE 934, BEING 50 FEET WIDE, LYING 30 FEET ON THE WESTERLY AND SOUTHERLY SIDES AND 20 FEET ON THE EASTERLY AND NORTHERLY SIDES OF THE FOLLOWING DESCRIBED PROPERTY:
THE CENTERLINE OF AN EXISTING DIRT ROAD IN SECTION 27, TOWNSHIP 17 NORTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, YAVAPAI COUNTY, ARIZONA, MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:
FROM THE SOUTHWEST CORNER OF SECTION 27;
THENCE NORTH 86 DEGREES 13 MINUTES 45 SECONDS EAST, A DISTANCE OF 2448.25 FEET TO A CONCRETE MONUMENT MARKED 1/4 ON THE WEST FACE, WITH AN ALUMINUM CAP MARKED LS 13010, ACCEPTED BY JOHN A. LUCKOW, ARIZONA REGISTERED LAND SURVEYOR, AS THE TRUE LOCATION OF THE SOUTH QUARTER CORNER OF RECORD OF SURVEY DATED FEBRUARY 24, 1990, RECORDED IN BOOK 10 OF LAND SURVEYORS, PAGE 99, YAVAPAI COUNTY RECORDERS OFFICE, WHICH IS IDENTICAL TO THE SOUTHEAST CORNER OF THE PROPERTY AS CONVEYED TO HARRIET KOHLER (ALSO KNOWN AS HARRIET K. SEAMAN) BY INSTRUMENTS RECORDED IN THE OFFICE OF THE RECORDER OF YAVAPAI COUNTY, ARIZONA, IN BOOK 179 OF DEEDS, PAGE 586 AND IN BOOK 357 OF OFFICIAL RECORDS, PAGE 233 AND WHICH IS ALSO IDENTICAL TO THE NORTHEAST CORNER OF PARCEL 4 ABOVE, ACCEPTED AND UTILIZED AS THE QUARTER CORNER BETWEEN SECTIONS 27 AND 34, PRIOR TO THE 1956 GLO DEPENDENT RESURVEY OF SECTION 27 BY WHICH THE QUARTER CORNER BETWEEN SECTIONS 27 AND 35 HAS BEEN MARKED BY A STANDARD GLO BRASS CAPPED PIPE, WHICH IS THE SAME GLO BRASS CAP ESTABLISHING THE SOUTHEAST CORNER OF THE PROPERTY DESCRIBED IN PARCEL 4 ABOVE;
THENCE SOUTH 85 DEGREES 13 MINUTES 00 SECONDS WEST, 15.05 FEET, TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION:
THENCE NORTH 07 DEGREES 16 MINUTES 03 SECONDS EAST, 55.48 FEET;
THENCE NORTH 00 DEGREES 25 MINUTES 35 SECONDS EAST, 201.21 FEET TO THE EAST LINE OF THE KOHLER PARCEL AS DESCRIBED IN WARRANTY DEED RECORDED IN BOOK 179 OF DEEDS, PAGE 586, YAVAPAI COUNTY RECORDERS OFFICE, STATE OF ARIZONA;
THENCE NORTH 00 DEGREES 25 MINUTES 35 SECONDS EAST, 283.79 FEET TO THE P.C. OF A CURVE, HAVING A RADIUS OF 215.00 FEET AND A CENTRAL ANGLE OF 18 DEGREES 55 MINUTES 40 SECONDS;
THENCE NORTHERLY ALONG A CURVE TO THE LEFT, AN ARC DISTANCE OF 71.03 FEET, TO THE EAST LINE OF THE KOHLER PARCEL AND THE BEGINNING OF A CURVE, HAVING A RADIUS OF 215.00 FEET AND A CENTRAL ANGLE OF 18 DEGREES 53 MINUTES 55 SECONDS;
THENCE NORTHERLY ALONG A CURVE TO THE LEFT, AN ARC DISTANCE OF 70.92 FEET TO THE PT.;
THENCE NORTH 37 DEGREES 24 MINUTES 00 SECONDS WEST, 164.52 FEET TO THE P.C. OF A CURVE, HAVING A RADIUS OF 130.00 FEET AND A CENTRAL ANGLE OF 07 DEGREES 11 MINUTES 55 SECONDS;

72C101 (6/06) ALTA Commitment - 2006  Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.
Page 4 =MOM

EXHIBIT A

Order No.: C1409964-349-MK1
EXHIBIT A
(Continued)
THENCE NORTHWESTERLY ALONG A CURVE TO THE LEFT, AN ARC DISTANCE OF 16.33 FEET TO THE NORTH LINE OF THE KOHLER PARCEL AND THE BEGINNING OF A CURVE, HAVING A RADIUS OF 130.00 FEET AND A CENTRAL ANGLE OF 32 DEGREES 59 MINUTES 56 SECONDS;
THENCE NORTHWESTERLY ALONG A CURVE TO THE LEFT, AN ARC DISTANCE OF 74.87 FEET TO THE P.T.;
THENCE NORTH 77 DEGREES 35 MINUTES 51 SECONDS WEST, 92.01 FEET TO THE P.C. OF A CURVE, HAVING A RADIUS OF 250.00 FEET AND A CENTRAL ANGLE OF 10 DEGREES 44 MINUTES 58 SECONDS;
THENCE WESTERLY ALONG A CURVE TO THE LEFT, AN ARC DISTANCE OF 46.90 FEET TO THE NORTH LINE OF THE KOHLER PARCEL AND THE BEGINNING OF A CURVE, HAVING A RADIUS OF 250.00 FEET AND A CENTRAL ANGLE OF 10 DEGREES 51 MINUTES 24 SECONDS;
THENCE WESTERLY ALONG A CURVE TO THE LEFT, AN ARC DISTANCE OF 47.37 FEET TO THE P.T.; THENCE SOUTH 80 DEGREES 47 MINUTES 47 SECONDS WEST, 160.95 FEET;
THENCE SOUTH 84 DEGREES 31 MINUTES 30 SECONDS WEST, 60.56 FEET TO THE TERMINUS OF THIS DESCRIPTION AT THE WEST LINE OF THE KOHLER PARCEL, THE NORTHWEST CORNER OF WHICH BEARS NORTH 01 DEGREES 01 MINUTES 44 SECONDS WEST, A DISTANCE OF 116.37 FEET.
PARCEL NO. 7:
EASEMENT FOR IRRIGATION DITCH PURPOSES AS CREATED IN BOOK 2250, OF OFFICIAL RECORDS, PAGE 382, OVER AND ACROSS THE REAL PROPERTY DESCRIBED BELOW. THE CENTERLINE OF THE EASEMENT IS THE CENTERLINE OF THE EXISTING DITCH AND THE EASEMENT IS OF THE WIDTH REASONABLY NECESSARY FOR THE MAINTENANCE AND OPERATION OF THE DITCH.
REAL PROPERTY WHICH EASEMENT CROSSES IS DESCRIBED AS FOLLOWS:
THE FOLLOWING DESCRIBED PORTION OF THE EAST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 27, TOWNSHIP 17 NORTH OF RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, YAVAPAI COUNTY, ARIZONA, TO WIT:
BEGINNING AT THE QUARTER CORNER BETWEEN SECTIONS 27 AND 34, ABOVE TOWNSHIP AND RANGE, SAID CORNER BEING MARKED BY A STONE MONUMENT, WHICH WAS ACCEPTED BY JIM LAMPORT, SURVEYOR IN 1928, AND BY OLD SETTLERS FOR MANY YEARS;
THENCE FROM SAID POINT NORTH ON THE QUARTER SECTION LINE THROUGH THE CENTER OF SAID SECTION 27, (THIS LINE BEING ASSUMED NORTH FOR THE PURPOSE OF THIS DESCRIPTION) 774.0 FEET TO A STONE MONUMENT;
THENCE NORTH 73 DEGREES 34 MINUTES WEST, 659.6 FEET TO A STONE MONUMENT;
THENCE SOUTH 03 DEGREES 45 MINUTES WEST, 1021.3 FEET TO A STONE MONUMENT ON THE SOUTH LINE OF Said) SECTION 27;
THENCE NORTH 85 DEGREES 13 MINUTES EAST, 701.9 FEET ALONG SAID SECTION LINE TO THE POINT OF BEGINNING.

72C1.01 (6/06) ALTA Commitment - 2006  Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A

Order No.: C1409964-349-MKI
EXHIBIT A
(Continued)
PARCEL NO. 8:
A NON-EXCLUSIVE EASEMENT FOR ROADWAY AND UTILITY PURPOSES OVER, ACROSS AND UNDER THE FOLLOWING DESCRIBED PARCEL:
A PORTION OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27, TOWNSHIP 17 NORTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, YAVAPAI COUNTY, ARIZONA;
BEGINNING AT A POINT ON THE WEST LINE OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27 BEARING NORTH 01 DEGREES 29 MINUTES 54 SECONDS WEST, A DISTANCE OF 600 FEET FROM THE SOUTH QUARTER CORNER OF SECTION 27 MARKED BY A G.L.O. BRASS CAP;
THENCE NORTH 01 DEGREES 29 MINUTES 54 SECONDS WEST ALONG THE WEST LINE OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27, A DISTANCE OF 180.05 FEET;
THENCE SOUTH 35 DEGREES 58 MINUTES 39 SECONDS EAST, A DISTANCE OF 44.71 FEET; THENCE SOUTH 0 DEGREES 48 MINUTES 45 SECONDS WEST, A DISTANCE OF 143.31 FEET;
THENCE SOUTH 88 DEGREES 30 MINUTES 06 SECONDS WEST, A DISTANCE OF 19.54 FEET TO THE PLACE OF BEGINNING.
PARCEL NO. 9:
A NON-EXCLUSIVE EASEMENT FOR ROADWAY AND UTILITY PURPOSES AS CREATED IN BOOK 938 OF OFFICIAL RECORDS, PAGE 65, OVER, ACROSS AND UNDER THE FOLLOWING DESCRIBED PARCELS:
PARCEL A:
THE FOLLOWING DESCRIBED PORTION OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27, TOWNSHIP 17 NORTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, YAVAPAI COUNTY, ARIZONA;
BEGINNING AT A POINT ON THE WEST LINE OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27 BEARING NORTH 01 DEGREES 29 MINUTES 54 SECONDS WEST, A DISTANCE OF 115.84 FEET FROM THE SOUTH QUARTER CORNER OF SECTION 27, MARKED BY A G.L.O. BRASS CAP;
THENCE NORTH 01 DEGREES 29 MINUTES 54 SECONDS WEST ALONG THE WEST LINE OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27, A DISTANCE OF 484.16 FEET;
THENCE NORTH 88 DEGREES 30 MINUTES 06 SECONDS EAST, A DISTANCE OF 19.54 FEET;
THENCE SOUTH 0 DEGREES 48 MINUTES 45 SECONDS WEST, A DISTANCE OF 484.55 FEET TO THE PLACE OF BEGINNING.
PARCEL B:
72C101 (6/06) ALTA Commitment - 2006
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A

Order No.: C1409964-349-MKI
EXHIBIT A
(Continued)
A PORTION OF THE EAST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 27, TOWNSHIP 17 NORTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, YAVAPAI COUNTY, ARIZONA;
BEGINNING AT A POINT ON THE EAST LINE OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 27 BEARING NORTH 01 DEGREES 29 MINUTES 54 SECONDS WEST, A DISTANCE OF 889.73 FEET FROM THE SOUTH QUARTER CORNER OF SECTION 27 MARKED BY A G.L.O. BRASS CAP;
THENCE NORTH 73 DEGREES 03 MINUTES 08 SECONDS WEST, A DISTANCE OF 103.00 FEET TO THE TRUE POINT OF BEGINNING;
THENCE NORTH 73 DEGREES 03 MINUTES 08 SECONDS WEST, A DISTANCE OF 303.41 FEET. (THE DIRECTION AND LOCATIONS OF THE ABOVE LINE DETERMINED BY STONE MONUMENTS AS CALLED FOR IN THAT CERTAIN DEED OF CORRECTION OF RECORD IN THE OFFICE OF THE COUNTY RECORDER, YAVAPAI COUNTY, ARIZONA, IN BOOK 172 OF DEEDS, PAGE 495 THEREOF);
THENCE NORTH 82 DEGREES 32 MINUTES 53 SECONDS EAST, A DISTANCE OF 67.32 FEET; THENCE SOUTH 75 DEGREES 10 MINUTES 23 SECONDS EAST, A DISTANCE OF 195.82 FEET;
THENCE SOUTH 35 DEGREES 58 MINUTES 39 SECONDS EAST, A DISTANCE OF 58.16 FEET TO THE PLACE OF BEGINNING.
PARCEL NO. 10:
A NON-EXCLUSIVE EASEMENT FOR ROADWAY AND PUBLIC UTILITY PURPOSES AS CREATED IN BOOK 1920 OF OFFICIAL RECORDS, PAGE 314, EMBRACING ALL OF THE FOLLOWING DESCRIBED PROPERTY:
A PARCEL OF LAND LYING IN THE SOUTHWEST QUARTER OF SECTION 27, TOWNSHIP 17 NORTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, YAVAPAI COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT THE SOUTH QUARTER CORNER OF SECTION 27, TOWNSHIP 17 NORTH, RANGE 5 EAST;
THENCE SOUTH 88 DEGREES 53 MINUTES 57 SECONDS WEST, A DISTANCE OF 612.24 FEET TO THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 27;
THENCE NORTH 01 DEGREES 11 MINUTES 29 SECONDS WEST, A DISTANCE OF 946.77 FEET TO THE TRUE POINT OF BEGINNING;
THENCE SOUTH 85 DEGREES 55 MINUTES 21 SECONDS WEST, A DISTANCE OF 113.99 FEET;
THENCE NORTH 24 DEGREES 08 MINUTES 42 SECONDS WEST, A DISTANCE OF 61.87 FEET TO A POINT ON A CURVE HAVING A CENTRAL ANGLE OF 141 DEGREES 20 MINUTES 20 SECONDS, A RADIUS OF 131.79 FEET;

72C101 (6/06) ALTA Commitment - 2006
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A

Order No.: C1409964-349-MK1
EXHIBIT A
(Continued)
THENCE ALONG THE ARC OF SAID CURVE, A DISTANCE OF 50.30 FEET;
THENCE SOUTH 24 DEGREES 08 MINUTES 42 SECONDS EAST, A DISTANCE OF 26.91 FEET; THENCE NORTH 85 DEGREES 55 MINUTES 21 SECONDS EAST, A DISTANCE OF 81.55 FEET;
THENCE SOUTH 01 DEGREES 11 MINUTES 29 SECONDS EAST, A DISTANCE OF 50.06 FEET TO THE TRUE POINT OF BEGINNING.
TOGETHER WITH THE RIGHT TO IMPROVE AND MAINTAIN THE EXISTING ROAD AND TO RECONSTRUCT AND ENLARGE THE ROAD TO UTILIZE ALL OF THE EASEMENT PROPERTY OR ANY PART THEREOF FOR ROADWAY PURPOSES.
PARCEL NO. 11:
AN EASEMENT APPURTENANT TO PARCELS 1, 2, 3, 4 AND 5 ABOVE, FOR ROADWAY AND PUBLIC UTILITIES CREATED IN BOOK 1920, OF OFFICIAL RECORDS, PAGE 307, OVER THAT PORTION OF THE RED ROCK LOOP ROAD DESCRIBED IN THE ATTACHMENT TO THE INSTRUMENT OF RECORD IN BOOK 915, OF OFFICIAL RECORDS, PAGES 795-803, INCLUSIVE, RECORDS OF YAVAPAI COUNTY, ARIZONA, LYING WITHIN THE EAST ONE-HALF, WEST ONE-HALF, SOUTHEAST QUARTER, SOUTHWEST QUARTER, SECTION 27, TOWNSHIP 17 NORTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, YAVAPAI COUNTY, ARIZONA.
EXCEPTING FROM THE ABOVE PARCELS THE FOLLOWING PROPERTY:
Lot 11, THE RETREAT AT OAK CREEK, according to Book 59 of Maps, pages 99 through 104, inclusive, records of Yavapai County, Arizona.
AND
Lots 2, 9, 10, 12, 13, 14, 17, 18 and 19 and Tract E, LAMERRA, according to Book 61 of Maps, pages 27 through 32, inclusive, records of Yavapai County, Arizona.
PARCEL NO. 12:
Lots 2, 9, 10, 12, 13, 14, 17, 18 and 19 and Tract E, LAMERRA, according to Book 61 of Maps, pages 27 through 32, inclusive, records of Yavapai County, Arizona.

APN:

72C101 (6/06) ALTA Commitment - 2006
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A

EXHIBIT A-4

SERRAMONTE
LOAN DOCUMENTS

1.	Promissory Note Secured by Real Property dated January 31, 2014 executed by Serramonte Terraces LLC as Maker in favor of CA-Daley, LLC as Payee;

2.
Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated January 31, 2014 between Serramonte Terraces LLC as Trustor, CA-Daley, LLC as Beneficiary and First American Title Company as Trustee;

3.	UCC-1 Financing Statement; and

4.	Lender's Title Policy - First American Title Insurance Company, dated January 31, 2014, Policy No. 4487688A, and endorsements.
LEGAL DESCRIPTION
Attached.

EXHIBIT A

EXHIBIT "A"
Legal Description
For APN/Parcel ID(s): 091-247-080
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF DALY CITY, COUNTY OF SAN MATEO, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:
Beginning at a point in the Southwesterly line of Serramonte Boulevard, at the most Northerly corner of Block 59, as shown on Map of, "Serramonte Unit No. 13", as filed February 24, 1974 in Book 72 of Maps at Page 1 and 2, San Mateo County Records; thence from said point, along the Southwesterly line of said Boulevard North 83° 38' 23" West 818.38 feet and Northwesterly on a curve to the left, having a radius of 2351 feet, tangent to the preceding course, through a central angle of 9° 07' 14", an arc distance of 360.56 feet to the most Easterly corner of the lands conveyed to Shell Oil Company by Deed recorded September 1,1971 in Book 6007 Official Records at Page 392 (42255 AE); thence along the Easterly line of last mentioned lands South 1°14' 15" West 57.33 feet to the Northwesterly prolongation of the Northeasterly line of the lands of Chinese Cemetery Association, a corporation, as described in Deed recorded May 10, 1907 in Book 135 of Deeds at Page 283, San Mateo County Records; thence along the said line, so prolonged and along said line, South 70° 25' 43" East 1245.82 feet, more or less, to the Westerly line of hereinabove mentioned Block 59; thence along last mentioned line North 00° 06' 30" East 371.64 feet more or less to the point of beginning.
Joint Plant No. 091-024-247-08A
Copyright American Land Title Association. All rights reserved.
The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.
ALTA Commitment (06/17/2006)

EXHIBIT A

EXHIBIT A-5
LR RENAISSANCE - LOTS
LEGAL DESCRIPTION

Attached.

EXHIBIT A

CHICAGO TITLE INSURANCE COMPANY
LEGAL DESCRIPTION
EXHIBIT "ONE"
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF MOHAVE, STATE OF ARIZONA AND IS DESCRIBED AS FOLLOWS:
PARCEL No. 1 (a):
LOTS 1 through 3, inclusive;
LOTS 6, 7, 8, 15, and 17 through 22, inclusive,
LOTS 24, 25, and 28 through 40, inclusive;
LOTS 43 through 45, inclusive, 52 through 55, inclusive,
LOTS 59 through 62, inclusive, 65 through 67, inclusive;
LOTS 70 through 80, inclusive, 83 through 90, inclusive,
LOTS 96 through 100, inclusive, 103 through 136, inclusive,
LOTS 139 through 144, inclusive, 155 through 165, inclusive,
LOTS 168 through 178, inclusive, 181, 182 and 184,
LOTS 214 through 221, inclusive and 224 through 237, inclusive, LAUGHLIN RANCH UNIT THREE (3),
TRACT 5134 according to the plat of record in the office of the county recorder of Mohave County, Arizona, recorded February 17, 2005, at Fee No. 2005-16596.
PARCEL No. 1 (b):
LOTS 4, 5, and 46 as shown on CITY OF BULLHEAD CITY LAND SPLIT MAP 193 recorded in Book 26 of Parcel Plats, Page 50, being a division of LOTS 4, 5, 46, and 47 and PARCELS "AA" AND "B", LAUGHLIN RANCH UNIT THREE (3), TRACT 5134 according to the plat of record in the office of the county recorder of Mohave County, Arizona, recorded February 17, 2005, at Fee No. 2005-16596.
PARCEL No. 1 (c):
LOTS 9 and 10 as shown on CITY OF BULLHEAD CITY LAND SPLIT MAP 253 recorded in Book 29 of Parcel Plats, Page 15, being a division of LOTS 9 and 10 and PARCEL "Z", LAUGHLIN RANCH UNIT THREE (3), TRACT 5134 according to the plat of record in the office of the county recorder of Mohave County, Arizona, recorded February 17, 2005, at Fee No. 2005-16596.
PARCEL No. 1 (d):
LOT 42 as shown on CITY OF BULLHEAD CITY LAND SPLIT MAP 182 recorded in Book 26 of Parcel Plats, Page 52, being a division of LOTS 41 and 42 LAUGHLIN RANCH UNIT THREE (3), TRACT 5134 according to the plat of record in the office of the county recorder of Mohave County, Arizona, recorded February 17, 2005, at Fee No. 2005-16596 and PARCEL "H", LAUGHLIN RANCH UNIT ONE (1), TRACT 5090, according to the plat of record in the office of the county recorder of Mohave County, Arizona, recorded February 9,2004, at fee no* 2004-11361 and thereafter affidavit of correction recorded June 14, 2004, in Book 5064 of Official Records, Page 528.
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EXHIBIT A

Title No.: CTM2014022921
EXHIBIT "ONE"
(Continued)
PARCEL No. 1 (e):
LOTS 48, 49, and 50 as shown on CITY OF BULLHEAD CITY LAND SPLIT MAP 192 recorded in Book 26 of Parcel Plats, Page 51, being a division of LOTS 48,49, and 50 and PARCELS "A" and "AE', LAUGHLIN RANCH UNIT THREE (3), TRACT 5134 according to the plat of record in the office of the county recorder of Mohave County, Arizona, recorded February 17, 2005, at Fee No. 2005-16596.
PARCEL No, 1 (f):
LOT 68 as shown on CITY OF BULLHEAD CITY LAND SPLIT MAP 191 recorded in Book 25 of Parcel Plats, Page 50, being a division of LOTS 68, and 69 and PARCEL "L", LAUGHLIN RANCH UNIT THREE (3), TRACT 5134 according to the plat of record in the office of the county recorder of Mohave County, Arizona, recorded February 17, 2005, at Fee No. 2005-16596 and PARCEL "F", LAUGHLIN RANCH UNIT ONE (1), TRACT 5090, according to the plat of record in the office of the county recorder of Mohave County, Arizona, recorded February 9, 2004, at fee no, 2004-11361 and thereafter affidavit of correction recorded June 14, 2004, in Book 5064 of Official Records, Page 528.
PARCEL NO. 2: (APN 213-76-284 and 213-76-280):
PARCELS "X" AND "T", LAUGHLIN RANCH UNIT 1, TRACT 5090, according to the plat of record in the office of the County Recorder of Mohave County, Arizona, recorded February 9, 2004, at Fee No. 2004-11361 and thereafter Affidavit of Correction recorded June 14, 2004, in Book 5064 of Official Records, Page 528.
EXCEPT all oil, gas, coal, and minerals as set forth in instrument recorded in Book 1354 of Official Records, Page 772.
PARCEL NO. 3: (APN 213-85-269):
PARCEL "AF", LAUGHLIN RANCH UNIT 3, TRACT 5134 according to the plat of record in the office of the County Recorder of Mohave County, Arizona, recorded February 17, 2005, at Fee No. 2005-16596.
PARCEL NO.4: (APN 213-76-267D):
That portion of PARCEL "F", LAUGHLIN RANCH UNIT 1, TRACT 5090, according to the plat of record in the office of the County Recorder of Mohave County, Arizona, recorded February 9, 2004, at Fee No. 2004-11361 and thereafter Affidavit of Correction recorded June 14, 2004, in Book 5064 of Official Records, Page 528, LYING WITHIN PARCEL "L", as set forth in "CITY OF BULLHEAD CITY LAND SPLIT MAP 191", recorded in Book 25 of Parcel Plats, Page 50, being a combination and division of LOTS 68, 69, and PARCEL L, LAUGHLIN RANCH UNIT 3, TRACT 5134 according to the plat of record in the office of the County Recorder of Mohave County, Arizona, recorded February 17, 2005, at Fee No. 2005-16596 and said PARCEL "F", LAUGHLIN RANCH UNIT 1, TRACT 5090.
PARCEL NO. 5: (APN 213-75-015 and 213-75-018):
The North half of the Northeast quarter (N1/2 NE1/4) of Section 9, Township 20 North, Range 21 West of the Gila and Salt River Base and Meridian, Mohave County, Arizona.

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ntr

EXHIBIT A

Title No.: CTM2014022921
EXHIBIT "ONE"
(Continued)
EXCEPT that portion lying within LAUGHLIN RANCH UNIT 1, TRACT 5090, according to the plat of record in the office of the County Recorder of Mohave County, Arizona, recorded February 9, 2004, at Fee No. 2004-11361 and thereafter Affidavit of Correction recorded June 14, 2004, in Book 5064 of Official Records, Page 528;
ALSO EXCEPT that portion lying within LAUGHLIN RANCH UNIT 3, TRACT 5134 according to the plat of record in the office of the County Recorder of Mohave County, Arizona, recorded February 17, 2005, at Fee No. 2005-16596;
ALSO EXCEPT that portion lying with THE CANYONS AT LAUGHLIN RANCH, TRACT 5152, according to the plat of record in the office of the County Recorder of Mohave County, Arizona, recorded June 13, 2006, at Fee No. 2006-60823;
ALSO EXCEPT that portion lying within LOTS 1, 2, AND 3 on CITY OF BULLHEAD CITY LAND SPLIT MAP 189, recorded in Book 26 of Parcel Plats, Page 54;
ALSO EXCEPT that portion of the Northeast quarter of Section 9 lying with the following described parcel: A portion of the South half (S1/2 ) of Section 4 and the North half (N1/2) of Section 9, Township 20 North, Range 21 West of the Gila and Salt River Base and Meridian, Mohave County, Arizona, and more particularly described as follows:
Beginning at the Southwest corner of said Section 4;
Thence along the West line of Section 4, North 00 degrees 26 minutes 30 seconds East, a distance of 1388.13 feet;
Thence departing said Section line North 52 degrees 27 minutes 05 seconds East, a distance of 63.02 feet; Thence South 75 degrees 35 minutes 05 seconds East, a distance of 356.40 feet; Thence South 45 degrees 25 minutes 57 seconds East, a distance of 168.64 feet; Thence South 53 degrees 06 minutes 47 seconds East, a distance of 148.46 feet; Thence North 77 degrees 37 minutes 27 seconds East, a distance of 152.47 feet; Thence South 82 degrees 32 minutes 44 seconds East, a distance of 200.70 feet; Thence South 35 degrees 33 minutes 27 seconds East, a distance of 87.27 feet;
Thence North 79 degrees 33 minutes 44 seconds East, a distance of 107.78 feet; Thence South 60 degrees 29 minutes 44 seconds East, a distance of 754.28 feet;
Thence South 75 degrees 15 minutes 24 seconds East, a distance of 297.58 feet; Thence South 66 degrees 45 minutes 12 seconds East, a distance of 437.02 feet; Thence South 74 degrees 45 minutes 11 seconds East, a distance of 673.72 feet; Thence South 65 degrees 30 minutes 11 seconds East, a distance of 213.45 feet; Thence South 47 degrees 42 minutes 40 seconds East, a distance of 87.45 feet;
Thence South 40 degrees 21 minutes 32 seconds East, a distance of 157.50 feet; Thence South 10 degrees 53 minutes 27 seconds East, a distance of 71.59 feet; Thence North 89 degrees 07 minutes 31 seconds West, a distance of 263.12 feet; Thence South 18 degrees 14 minutes 59 seconds West, a distance of 87.19 feet; Thence North 71 degrees 45 minutes 01 seconds West, a distance of 28.00 feet to a point on a concave curve Northwesterly and having a radius of 136.00 feet;
Thence along the arc of said curve through a central angle of 18 degrees 06 minutes 44 seconds, an arc length of 42.99 feet;
Thence North 53 degrees 38 minutes 17 seconds West, a distance of 80.97 feet;
Thence North 68 degrees 14 minutes 09 seconds West, a distance of 57.00 feet;
Thence South 86 degrees 50 minutes 26 seconds West, a distance of 59.34 feet; Thence South 86 degrees 27 minutes 28 seconds West, a distance of 122.89 feet Thence South 79 degrees 43 minutes 37 seconds West, .a distance of 129.88 feet; Thence South 74 degrees 01 minutes 52 seconds West, a distance of 121.26 feet; Thence South 74 degrees 19 minutes 03 seconds West, a distance of 118.54 feet; Thence South 78 degrees 08

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EXHIBIT A

Title No.: CTM2014022921
EXHIBIT "ONE"
(Continued)
minutes 29 seconds West, a distance of 114.39 feet; Thence South 83 degrees 20 minutes 26 seconds West, a distance of 114.39 feet; Thence South 88 degrees 32 minutes 24 seconds West, a distance of 114.39 feet; Thence North 88 degrees 31 minutes 31 seconds West, a distance of 119.72 feet; Thence North 88 degrees 31 minutes 24 seconds West, a distance of 120.63 feet;
Thence South 83 degrees 46 minutes 53 seconds West, a distance of 135.49 feet;
Thence South 69 degrees 20 minutes 25 seconds West, a distance of 135.49 feet;
Thence South 55 degrees 49 minutes 57 seconds West, a distance of 139.55 feet;
Thence North 50 degrees 03 minutes 35 seconds West, a distance of 59.88 feet; Thence North 73 degrees 14 minutes 39 seconds West, a distance of 149.85 feet;
Thence North 81 degrees 00 minutes 56 seconds West, a distance of 51.49 feet;
Thence North 86 degrees 28 minutes 05 seconds West, a distance of 125.31 feet; Thence North 87 degrees 33 minutes 48 seconds West, a distance of 120.10 feet; Thence North 85 degrees 28 minutes 23 seconds West, a distance of 114.22 feet; Thence North 78 degrees 51 minutes 53 seconds West, a distance of 112.70 feet; Thence North 72 degrees 43 minutes 57 seconds West, a distance of 116.50 feet;
Thence North 67 degrees 24 minutes 52 seconds West, a distance of 72.29 feet; Thence North 68 degrees 32 minutes 47 seconds West, a distance of 123.85 feet; Thence North 71 degrees 56 minutes 06 seconds West, a distance of 129.76 feet; Thence North 84 degrees 19 minutes 27 seconds West, a distance of 133.79 feet; Thence South 85 degrees 25 minutes 17 seconds West, a distance of 119.94 feet;
Thence North 05 degrees 20 minutes 10 seconds West, a distance of 40.00 feet; Thence North 46 degrees 21 minutes 41 seconds West, a distance of 50.88 feet
Thence North 89 degrees 13 minutes 37 seconds West, a distance of 147.75 feet to the POINT OF BEGINNING.
PARCEL NO. 6: (APN 213-75-023):
The Southeast quarter of the Northeast quarter of Section 9, Township 20 North, Range 21 West of the Gila and Salt River Base and Meridian, Mohave County, Arizona.
EXCEPT that portion lying within THE CANYONS AT LAUGHLIN RANCH, TRACT 5152, according to the plat of record in the office of the County Recorder of Mohave County, Arizona, recorded June 13, 2006, at Fee No. 2006060823.
ALSO EXCEPT that portion lying within LAUGHLIN RANCH UNIT 3, TRACT 5134, according to the plat of record in the office of the County Recorder of Mohave County. Arizona, recorded February 17, 2005, at Fee No. 2005-16596.
ALSO EXCEPT that portion lying within LAUGHLIN RANCH UNIT 1, TRACT 5090, according to the plat of record in the office of the County Recorder of Mohave County, Arizona, recorded February 9, 2004, at Fee No. 2004-11361 and thereafter Affidavit of Correction recorded June 14, 2004, in Book 5064 of Official Records, Page 528.
ALSO EXCEPT that portion lying within LOTS 1, 2, AND 3 on CITY OF BULLHEAD CITY LAND SPLIT MAP 189, recorded in Book 26 of Parcel Plats, Page 54.
PARCEL No. 7:
Easement for ingress and egress to reservoir site as set forth in instrument recorded in Book 7040 of Official

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INIMMOMMUI 4,11 RICAN

EXHIBIT A

Title No.: CTM2014022921
EXHIBIT "ONE"
(Continued)
Records,page 151.
PARCEL No. 8:
Easement for ingress and egress to well site as set forth in instrument recorded in Book 7040 of Official Records, page 162.
PARCEL No. 9:
Lots 30, 31, 33 through 38, 40 through 43, 46, 58 through 61, 68, 70, 92, 93, 94, 96, 97, 98, 100 through 110, 117 through 124, 128 through 134, 261, 263 through 266 and 270, L.AUGHLIN RANCH UNIT 2, TRACT 5127, according to the plat of record in the office of the County Recorder of Mohave County, Arizona, recorded October 06, 2004, at Fee No. 2004-93143.
PARCEL No. 10:
Lots 71 through 76, 135, 141 through 147, 174, 176, 177, 230, 272 and 273, LAUGHLIN RANCH UNIT 1, TRACT 5090, according to the plat of record in the office of the County Recorder of Mohave County, Arizona, recorded February 09, 2004, at Fee Na 2004-11361.
PARCEL No. 11:
Tract H, LAUGHLIN RANCH UNIT 2, TRACT 5127, according to the plat of record in the office of the County Recorder of Mohave County, Arizona, recorded October 06, 2004, at Fee No. 2004-93143.
PARCEL No. 12:
LOT LR12, LAUGHLIN RANCH UNIT 2, TRACT 5127, according to the plat thereof recorded October 6, 2004, at Fee No. 2004-93143, in the office of the County Recorder of Mohave County, Arizona.
EXCEPT all oil, gas, coal and minerals as reserved in Patent recorded in Book 1354 of Official Records, page 772.
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EXHIBIT A

EXHIBIT A-6
LR RENAISSANCE - CLUBHOUSE
LEGAL DESCRIPTION

Attached.

EXHIBIT A

CHICAGO TITLE INSURANCE COMPANY
LEGAL DESCRIPTION
EXHIBIT "ONE"
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF MOHAVE, STATE OF ARIZONA AND IS DESCRIBED AS FOLLOWS:
PARCEL No. 1:
PARCELS "A", "B", "C", "D", "F", "H" AND "I" AS SHOWN ON LAUGHLIN RANCH UNIT ONE (I), TRACT 5090, according to the plat of record in the office of the county recorder of Mohave County, Arizona, recorded February 9, 2004, at Fee No. 2004-11361 and thereafter affidavit of correction recorded June 14, 2004, in Book 5064 of Official Records, Page 528.
EXCEPT all oil, gas, coal and minerals as set forth in instrument recorded in Book 1354 of Official Records, Page 772.
EXCEPT:
A portion of Section 9, Township 20 North, Range 21 West of the Gila and Salt River Base and Meridian, Mohave County, Arizona, and more particularly described as follows:
Beginning at the Northwest corner of said Section 9, Thence South 03 degrees 42 minutes 40 seconds East, a distance of 1412.02 feet to the POINT OF BEGINNING;
Thence South 00 degrees 00 minutes 00 seconds West, a distance of 98.00 feet;
Thence South 90 degrees 00 minutes 00 seconds East, a distance of 46.33 feet;
Thence North 00 degrees 00 minutes 00 seconds West, a distance of 26.00 feet;
Thence South 90 degrees 00 minutes 00 seconds East, a distance of 35.58 feet;
Thence South 00 degrees 00 minutes 00 seconds West, a distance of 2.08 feet;
Thence South 90 degrees 00 minutes 00 seconds East, a distance of 36.17 feet;
Thence North 00 degrees 00 minutes 00 seconds West, a distance of 36.00 feet;
Thence South 90 degrees 00 minutes 00 seconds East, a distance of 41.95 feet;
Thence North 45 degrees 00 minutes 00 seconds East, a distance of 127.28 feet;
Thence South 90 degrees 00 minutes 00 seconds East, a distance of 48.22 feet;
Thence North 00 degrees 00 minutes 00 seconds West, a distance of 3.01 feet;
Thence South 90 degrees 00 minutes 00 seconds East, a distance of 11.50 feet;
Thence South 00 degrees 00 minutes 00 seconds West, a distance of 3.01 feet;
Thence South 90 degrees 00 minutes 00 seconds East, a distance of 35.36 feet;
Thence South 45 degrees 00 minutes 00 seconds East, a distance of 61.68 feet;
Thence North 45 degrees 00 minutes 00 seconds East, a distance of 30.00 feet;
Thence South 45 degrees 00 minutes 00 seconds East, a distance of 18.17 feet;
Thence North 45 degrees 00 minutes 00 seconds East, a distance of 11.83 feet;
Thence South 45 degrees 00 minutes 00 seconds East, a distance of 13.00 feet;
Thence North 45 degrees 00 minutes 00 seconds East, a distance of 18.33 feet;
Thence North 45 degrees 00 minutes 00 seconds West, a distance of 126.14 feet;
Thence North 90 degrees 00 minutes 00 seconds West, a distance of 54.12 feet;
Thence North 00 degrees 00 minutes 00 seconds West, a distance of 6.00 feet;
Thence North 90 degrees 00 minutes 00 seconds West, a distance of 35.67 feet;
Thence North 00 degrees 00 minutes 00 seconds West, a distance of 18.00 feet;
Thence North 90 degrees 00 minutes 00 seconds West, a distance of 10.00 feet;
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association

EXHIBIT A

Title No.: CTM2014022924
EXHIBIT "ONE"
(Continued)
Thence South 00 degrees 00 minutes 00 seconds West, a distance of 11.75 feet;
Thence North 90 degrees 00 minutes 00 seconds West, a distance of 10.25 feet;
Thence North 00 degrees 00 minutes 00 seconds East, a distance of 11.83 feet;
Thence South 90 degrees 00 minutes 00 seconds West, a distance of 28.00 feet;
Thence North 00 degrees 00 minutes 00 seconds West, a distance of 4.92 feet;
Thence North 45 degrees 00 minutes 00 seconds West, a distance of 10.01 feet;
Thence South 90 degrees 00 minutes 00 seconds West, a distance of 10.01 feet;
Thence South 45 degrees 00 minutes 00 seconds West, a distance of 10.01 feet;
Thence South 00 degrees 00 minutes 00 seconds West, a distance of 10.01 feet;
Thence South 45 degrees 00 minutes 00 seconds East, a distance of 10.01 feet;
Thence South 90 degrees 00 minutes 00 seconds East, a distance of 4.92 feet;
Thence South 00 degrees 00 minutes 00 seconds West, a distance of 62.97 feet;
Thence South 45 degrees 00 minutes 00 seconds West, a distance of 19.39 feet;
Thence North 45 degrees 00 minutes 00 seconds West, a distance of 12.67 feet;
Thence South 45 degrees 00 minutes 00 seconds West, a distance of 68.04 feet;
Thence South 90 degrees 00 minutes 00 seconds West, a distance of 37.22 feet;
Thence South 00 degrees 00 minutes 00 seconds East, a distance of 16.00 feet;
Thence North 90 degrees 00 minutes 00 seconds West, a distance of 14.58 feet;
Thence North 00 degrees 00 minutes 00 seconds West, a distance of 1.92 feet;
Thence South 90 degrees 00 minutes 00 seconds West, a distance of 91.33 feet to the POINT OF
BEGINNING.
ALSO EXCEPTING:
That portion of Parcel "H", now included in LOTS 41 and 42 as shown on CITY OF BULLHEAD CITY LAND SPLIT MAP 182 recorded in Book 26 of Parcel Plats, Page 52, being a division of LOTS 41 and 42 LAUGHLIN RANCH UNIT THREE (3), TRACT 5134 according to the plat of record in the office of the county recorder of Mohave County, Arizona, recorded February 17, 2005, at Fee No. 2005-16596 and PARCEL "H', LAUGHLIN RANCH UNIT ONE (I), TRACT 5090, according to the plat of record In the office of the county recorder of Mohave County, Arizona, recorded February 9, 2004, at fee no. 2004-11361 and thereafter affidavit of correction recorded June 14, 2004, in Book 5064 of Official Records, Page 528.
ALSO EXCEPTING:
That portion of Parcel "F" now included in LOTS 68 and 69 as shown on CITY OF BULLHEAD CITY LAND SPLIT MAP 191 recorded in Book 25 of Parcel Plats, Page 50, being a division of LOTS 68, and 69 and PARCEL "L", LAUGHLIN RANCH UNIT THREE (3), TRACT 5134 according to the plat of record in the office of the county recorder of Mohave County, Arizona, recorded February 17, 2005, at Fee No. 2005-16596 and PARCEL "F", LAUGHLIN RANCH UNIT ONE (1), TRACT 5090, according to the plat of record in the office of the county recorder of Mohave County, Arizona, recorded February 9, 2004, at fee no. 2004-11361 and thereafter affidavit of correction recorded June 14, 2004, in Book 5064 of Official Records, Page 528.
ALSO EXCEPTING:
That portion of Parcel "A", LAUGHLIN RANCH UNIT ONE (1), Tract 5090, according to the plat of record in the office of the county recorder of Mohave County, Arizona, recorded February 9, 2004, at Fee No. 2004-11361 and

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EXHIBIT A

Title No.: CTM2014022924
EXHIBIT "ONE"
(Continued)
thereafter affidavit of correction recorded June 14, 2004, in Book 5064 of Official Records, Page 528, as shown on "City of Bullhead City Land Split Map 194" recorded in Book 25 of Parcel Plats, Page 75 and conveyed to BHC Pinnacle LLC, an Arizona limited liability company in Book 6195 of Official Records, Page 901.
PARCEL No. 2:
A portion of Section 9, Township 20 North, Range 21 West of the Gila and Salt River Base and Meridian, Mohave County, Arizona, and more particularly described as follows:
BEGINNING at the Northwest corner of said Section 9, Thence South 03 degrees 42 minutes 40 seconds East, a distance of 1412.02 feet to the POINT OF BEGINNING;
Thence South 00 degrees 00 minutes 00 seconds West, a distance of 98.00 feet;
Thence South 90 degrees 00 minutes 00 seconds East, a distance of 46.33 feet;
Thence North 00 degrees 00 minutes 00 seconds West, a distance of 26.00 feet;
Thence South 90 degrees 00 minutes 00 seconds East, a distance of 35.58 feet;
Thence South 00 degrees 00 minutes 00 seconds West, a distance of 2.08 feet;
Thence South 90 degrees 00 minutes 00 seconds East* a distance of 36.17 feet;
Thence North 00 degrees 00 minutes 00 seconds West, a distance of 36.00 feet;
Thence South 90 degrees 00 minutes 00 seconds East, a distance of 41.95 feet;
Thence North 45 degrees 00 minutes 00 seconds East, a distance of 127.28 feet;
Thence South 90 degrees 00 minutes 00 seconds East, a distance of 48.22 feet;
Thence North 00 degrees 00 minutes 00 seconds West, a distance of 3.01 feet;
Thence South 90 degrees 00 minutes 00 seconds East, a distance of 11.50 feet;
Thence South 00 degrees 00 minutes 00 seconds West, a distance of 3.01 feet;
Thence South 90 degrees 00 minutes 00 seconds East, a distance of 35.36 feet;
Thence South 45 degrees 00 minutes 00 seconds East, a distance of 61.68 feet;
Thence North 45 degrees 00 minutes 00 seconds East, a distance of 30.00 feet;
Thence South 45 degrees 00 minutes 00 seconds East, a distance of 18.17 feet;
Thence North 45 degrees 00 minutes 00 seconds East, a distance of 11.83 feet;
Thence South 45 degrees 00 minutes 00 seconds East, a distance of 13.00 feet;
Thence North 45 degrees 00 minutes 00 seconds East, a distance of 18.33 feet;
Thence North 45 degrees 00 minutes 00 seconds West, a distance of 126.14 feet;
Thence North 90 degrees 00 minutes 00 seconds West, a distance of 54.12 feet;
Thence North 00 degrees 00 minutes 00 seconds West, a distance of 6.00 feet;
Thence North 90 degrees 00 minutes 00 seconds West, a distance of 35.67 feet;
Thence South 00 degrees 00 minutes 00 seconds West, a distance of 18.00 feet;
Thence North 90 degrees 00 minutes 00 seconds West, a distance of 10.00 feet;
Thence South 00 degrees 00 minutes 00 seconds West, a distance of 11.75 feet;
Thence North 90 degrees 00 minutes 00 seconds West, a distance of 10.25 feet;
Thence North 00 degrees 00 minutes 00 seconds East, a distance of 11.83 feet;
Thence South 90 degrees 00 minutes 00 seconds West, a distance of 28.00 feet;
Thence North 00 degrees 00 minutes 00 seconds West, a distance of 4.92 feet;
Thence North 45 degrees 00 minutes 00 seconds West, a distance of 10.01 feet;
Thence South 90 degrees 00 minutes 00 seconds West, a distance of 10.01 feet;
Thence South 45 degrees 00 minutes 00 seconds West, a distance of 10.01 feet;
Thence South 00 degrees 00 minutes 00 seconds West, a distance of 10.01 feet;
Thence South 45 degrees 00 minutes 00 seconds East, a distance of 10.01 feet;
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EXHIBIT A

Title No.: CTM2014022924
EXHIBIT "ONE"
(Continued)
Thence South 90 degrees 00 minutes 00 seconds East, a distance of 4.92 feet; Thence South 00 degrees 00 minutes 00 seconds West, a distance of 62.97 feet; Thence South 45 degrees 00 minutes 00 seconds West, a distance of 19.39 feet; Thence North 45 degrees 00 minutes 00 seconds West, a distance of 12.67 feet; Thence South 45 degrees 00 minutes 00 seconds West, a distance of 68.04 feet; Thence South 90 degrees 00 minutes 00 seconds West, a distance of 37.22 feet; Thence South 00 degrees 00 minutes 00 seconds East, a distance of 16.00 feet; Thence North 90 degrees 00 minutes 00 seconds West, a distance of 14.58 feet; Thence North 00 degrees 00 minutes 00 seconds West, a distance of 1.92 feet; Thence South 90 degrees 00 minutes 00 seconds West, a distance of 91.33 feet to the POINT OF
BEGINNING,
EXCEPT all oil, gas, coal, and minerals as set forth in instrument recorded in Book 78 of Deeds, Page 259. PARCEL NO. 3: (APN 213-82-112 and 213-82-151)
LOT 254 and PARCEL "A", LAUGHLIN RANCH UNIT 2, TRACT 5127, according to the plat of record in the office of the County Recorder of Mohave County, Arizona, recorded October 6, 2004, at Fee No. 2004-93143.
EXCEPT all oil, gas, coal, and minerals as set forth in instrument recorded in Book 1354 of Official Records, Page 772.
PARCEL NO. 4:
A PORTION OF SECTION 8, TOWNSHIP 20 NORTH, RANGE 21 WEST OF THE GILA AND SALT RIVER MERIDIAN, MOHAVE COUNTY, ARIZONA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE WEST QUARTER CORNER OF SAID SECTION 8 TO WHICH THE SOUTHWEST CORNER OF SAID SECTION 8 BEARS SOUTH 00 DEGREES 23 MINUTES 00 SECONDS WEST; THENCE ALONG SAID WEST SECTION LINE SOUTH 00 DEGREES 23 MINUTES 00 SECONDS WEST, A DISTANCE OF 732.31 FEET;
THENCE DEPARTING SAID SECTION LINE SOUTH 89 DEGREES 37 MINUTES 00 SECONDS EAST, A DISTANCE OF 50.00 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF BULLHEAD PARKWAY; THENCE CONTINUING SOUTH 89 DEGREES 37 MINUTES 00 SECONDS EAST, A DISTANCE OF 167.32 FEET TO THE TRUE POINT OF BEGINNING;
THENCE CONTINUING SOUTH 89 DEGREES 37 MINUTES 00 SECOND EAST, A DISTANCE OF 157.68 FEET;
THENCE SOUTH 00 DEGREES 23 MINUTES 00 SECONDS WEST, A DISTANCE OF 150.00 FEET TO A POINT ON THE NORTH LINE OF THE BULLHEAD PARKWAY DRAINAGE RIGHT-OF-WAY AS RECORDED IN BOOK 2024, PAGE 576 M.C.R.;
THENCE ALONG SAID NORTH DRAINAGE RIGHT-OF-WAY, NORTH 89 DEGREES 37 MINUTES 00 SECONDS WEST, A DISTANCE OF 166.68 FEET;
THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS WEST, A DISTANCE OF 91.43 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, A DISTANCE OF 10.00 FEET
THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, A DISTANCE OF 58.50 FEET TO THE TRUE POINT OF BEGINNING;

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EXHIBIT A

Title No.: CTM2014022924
EXHIBIT "ONE"
(Continued)
EXCEPT all oil, gas, coal, and minerals as set forth in instrument recorded in Book 1354 of Official Records, Page 772.
PARCEL NO. 5:
Easement for ingress and egress to well site as set forth in instrument recorded in Book 7515 of Official Records, page 58.
PARCEL NO. 6:
Easement for ingress and egress to well site as set forth in instrument recorded in Book 7515 of Official Records, page 59.
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EXHIBIT A

EXHIBIT A-7

LEGACY HOLDINGS APPLE VALLEY/GABELLA

LEGAL DESCRIPTION
Attached.

EXHIBIT A

Form No. 1068-2    Commitment No.: NCS-705375-PHX1
Page Number: 5
EXHIBIT A
File No.: NCS-705375-PHX1
Real property in the City of Apple Valley, County of Dakota, State of Minnesota, described as follows:
PARCEL 1:
Lot 1, Block 1; Lot 1, Block 9; Lot 1, Block 10; and Lot 2, Block 10 all in THE LEGACY OF APPLE VALLEY NORTH, according to the recorded plat thereof, Dakota County, Minnesota.
PARCEL 3:
Lot 1, Block 1, PARKSIDE VILLAGE GABELLA, according to the recorded plat thereof, Dakota County, Minnesota.
-AND-
Lot 1, Block 7; Lot 1, Block 8; and the portion of vacated Fortino Street lying between the southerly extensions of the west and east lines of Block 7 to the north line of Block 8, all in THE LEGACY OF APPLE VALLEY NORTH, according to the recorded plat thereof, Dakota County, Minnesota.
All of this land is ABSTRAL I PROPERTY.

EXHIBIT A

EXHIBIT A-9
AVOCET VILLAS
LEGAL DESCRIPTION

Attached.

EXHIBIT A

EXHIBIT A
LEGAL DESCRIPTION OF LAND
All of the AVOCET SUBDIVISION as identified in that certain Plat recorded in Plat Record 2006A, Maps Nos. 79, 80, 81 and 82 of the Galveston County Map Records, Galveston County, Texas.
SAVE AND EXCEPT THEREFROM Lots One (1), Nine (9), Ten (10), Two Hundred Ninety-Four (294), Three Hundred Sixty-Nine (369), Three Hundred Seventy (370), Three Hundred Seventy-Three (373), Three Hundred Seventy-Four (374), Three Hundred Seventy-Five (375), Three Hundred Seventy-Six (376), Three Hundred Seventy-Seven (377), Three Hundred Seventy-Eight (378), Three Hundred Seventy-Nine (379), Three Hundred Eighty (380), Three Hundred Eighty-One (381), Three Hundred Eighty-Two (382), Three Hundred Eighty-Three (383), Three Hundred Eighty-Four (384), Three Hundred Eighty-Five (385), Three Hundred Ninety-One (391), Three Hundred Ninety-Eight (398), and Four Hundred One (401) all having been previously conveyed.

EXHIBIT A

EXHIBIT A-10
BUENA YUMA
LEGAL DESCRIPTION

Attached.

EXHIBIT A

Order No.: C1409918-349-MKI
EXHIBIT A
LEGAL DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF MARICOPA, STATE OF ARIZONA, AND IS DESCRIBED AS FOLLOWS:
Parcel No. 1:
That parcel of land situated in the Southeast quarter of Section 17, Township 1 North, Range 3 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:
Commencing at the East quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation Brass Cap marked LS No. 29891, from which the Southeast corner of said Section 17, which is monumented by a Maricopa County Brass Cap, bears as a basis of bearings South 00 degrees 20 minutes 42 seconds West, 2621.47 feet;
Thence North 89 degrees 53 minutes 41 seconds West, along the East-West mid-section line of said Section 17, 1320.37 feet;
Thence South 00 degrees 18 minutes 52 seconds West, 1310.75 feet;
Thence South 28 degrees 40 minutes 19 seconds West, 27.33 feet;
Thence South 07 degrees 14 minutes 33 seconds West, 44.78 feet;
Thence South 04 degrees 12 minutes 16 seconds East, 25.44 feet;
Thence South 00 degrees 56 minutes 04 seconds East, 142.96 feet to the True point of beginning;
Thence South 00 degrees 56 minutes 04 seconds East, 5.33 feet;
Thence North 85 degrees 16 minutes 11 seconds East, 162.81 feet to the beginning of a tangent curve, concave Northwesterly, whose radius point bears North 04 degrees 43 minutes 49 seconds West, 600.00 feet;
Thence Northeasterly, along said curve to the left, through a central angle of 43 degrees 20 minutes 02 seconds, an arc distance of 453.79 feet to a point of tangency;
Thence North 41 degrees 56 minutes 09 seconds East, 24.03 feet to the beginning of a tangent curve, concave Northwesterly, whose radius point bears North 48 degrees 03 minutes 51 seconds West, 492.00 feet;
Thence Northeasterly, along said curve to the left, through a central angle of 31 degrees 18 minutes 01 seconds, an arc distance of 268.78 feet to a point of tangency;
Thence North 10 degrees 38 minutes 08 seconds East, 9.45 feet;
Thence South 89 degrees 39 minutes 18 seconds East, 641.09 feet to a point lying on the Easterly line of the Southeast quarter of said Section 17;
Thence South 00 degrees 20 minutes 42 seconds West, along said Easterly line, 1360.93 feet;
Thence South 80 degrees 44 minutes 54 seconds West, 1126.04 feet to a point lying on the Southerly line of the Southeast quarter of said Section 17;

72C101 (6/06) ALTA Commitment - 2006
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.
Page 2 migramm

EXHIBIT A

Order No.: C1409918-349-MK1
EXHIBIT A
(Continued)
Thence North 89 degrees 57 minutes 25 seconds West, along said Southerly line, 1525.84 feet to the South quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation Brass Cap marked LS No. 29891;
Thence North 00 degrees 17 minutes 46 seconds East, along the North-South mid-section line, 997.14 feet;
Thence South 89 degrees 42 minutes 14 seconds East, 375.13 feet;
Thence North 86 degrees 31 minutes 58 seconds East, 135.00 feet;
Thence North 86 degrees 36 minutes 47 seconds East, 142.68 feet;
Thence North 83 degrees 24 minutes 43 seconds East, 419.66 feet;
Thence South 88 degrees 40 minutes 22 seconds East, 84.09 feet;
Thence North 09 degrees 35 minutes 55 seconds East, 26.60 feet to the beginning of a tangent curve, concave Northwesterly, whose radius point bears North 80 degrees 24 minutes 05 seconds West, 175.00 feet;
Thence Northeasterly, along said curve to the left, through a central angle of 03 degrees 47 minutes 06 seconds, an arc distance of 11.56 feet;
Thence South 84 degrees 11 minutes 10 seconds East, 50 feet;
Thence South 80 degrees 24 minutes 05 seconds East, 97.01 feet to the true point of beginning; EXCEPT that property described as follows:
Commencing at the East quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation Brass Cap marked LS No. 29891, from which the Southeast corner of said Section 17, which is monumented by a Maricopa County Brass Cap, bears as a basis of bearings South 00 degrees 20 minutes 42 seconds West, 2621.47 feet;
Thence South 00 degrees 20 minutes 44 seconds West, along the Easterly line of the Southeast quarter of said Section 17, 2339.19 feet;
Thence North 89 degrees 57 minutes 24 seconds West, 50.02 feet to the true point of beginning;
Thence South 79 degrees 32 minutes 47 seconds West, 94.39 feet;
Thence North 00 degrees 18 minutes 50 seconds West, 95.36 feet;
Thence North 79 degrees 36 minutes 13 seconds East, 95.48 feet;
Thence South 00 degrees 20 minutes 25 seconds West, 95.46 feet to the true point of beginning; and
AND EXCEPT that parcel of land situate in the Southeast quarter of Section 17, Township 1 North, Range 3 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:
Commencing at the Southeast quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation Brass Cap, from which the East quarter corner of said Section 17, which is

72C101 (6/06) ALTA Commitment - 2006
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A

Order No.: C1409918-349-MK1
EXHIBIT A
(Continued)
monumented by a Maricopa County Department of Transportation Brass Cap marked "RLS 29891", bears as basis of bearings North 00 degrees 20 minutes 42 seconds East, 2621.47 feet;
Thence North 00 degrees 20 minutes 42 seconds East, along the Easterly line of the Southeast quarter of said Section 17, 282.02 feet;
Thence North 89 degrees 39 minutes 18 seconds West, 50.02 feet to the true point of beginning;
Thence South 79 degrees 32 minutes 47 seconds West, 208.69 feet;
Thence North 00 degrees 20 minutes 42 seconds East, 291.06 feet;
Thence South 89 degrees 39 minutes 18 seconds East, 205.00 feet to a point on a line which is parallel with, and 50.02 feet Westerly of, the Easterly line of the Southeast quarter of said Section 17;
Thence South 00 degrees 20 minutes 42 seconds West, along said parallel line, 251.96 feet to the true point of beginning.
Parcel No. 2:
That parcel of land situated in the Southeast quarter of Section 17, Township 1 North, Range 3 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:
Commencing at the East quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation brass cap marked LS No. 29891, from which the Southeast corner of said Section 17, which is monumented by a Maricopa County brass cap, bears as a basis of bearings South 00 degrees 20 minutes 42 seconds West, 2621.47 feet;
Thence North 89 degrees 53 minutes 41 seconds West, along the East-West mid-section line of said Section 17, 1320.37 feet to the true point of beginning;
Thence South 00 degrees 18 minutes 52 seconds West, 1310.75 feet; Thence South 28 degrees 40 minutes 19 seconds West, 27.33 feet; Thence South 07 degrees 14 minutes 33 seconds West, 44.78 feet; Thence South 04 degrees 12 minutes 16 seconds East, 25.44 feet; Thence South 00 degrees 56 minutes 04 seconds East, 148.30 feet;
Thence North 85 degrees 16 minutes 11 seconds East, 162.81 feet to the beginning of a tangent curve, concave Northwesterly, whose radius point bears North 04 degrees 43 minutes 49 seconds West, 600.00 feet;
Thence Northeasterly, along said curve to the left, through a central angle of 43 degrees 20 minutes 02 seconds, an arc distance of 453.79 feet to a point of tangency;
Thence North 41 degrees 56 minutes 09 seconds East, 24.03 feet to the beginning of a tangent curve, concave Northwesterly, whose radius point bears North 48 degrees 03 minutes 51 seconds West, 492.00 feet;

72C101 (6/06) ALTA Commitment - 2006
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.
Page 4 immisso

EXHIBIT A

Order No.: C1409918-349-MK1
EXHIBIT A
(Continued)
Thence Northeasterly, along said curve to the left, through a central angle of 31 degrees 18 minutes 01 second, an arc distance of 268.78 feet to a point of tangency;
Thence North 10 degrees 38 minutes 08 seconds East, 9.45 feet;
Thence South 89 degrees 39 minutes 18 seconds East, 641.09 feet to a point lying on the Easterly line of the Southeast quarter of said Section 17;
Thence South 00 degrees 20 minutes 42 seconds West, along said Easterly line, 1360.93 feet;
Thence South 80 degrees 44 minutes 54 seconds West, 1126.04 feet to a point lying on the Southerly line of the Southeast quarter of said Section 17;
Thence North 89 degrees 57 minutes 25 seconds West, along said Southerly line, 1525.84 feet to the South quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation brass cap marked LS No. 29891;
Thence North 00 degrees 17 minutes 46 seconds East, along the North-South mid-section line, 2624.33 feet to the center of said Section 17, which is monumented by a brass cap in a handhole;
Thence South 89 degrees 53 minutes 41 seconds East, along the East-West mid-section line, 1317.99 feet to the true point of beginning;
EXECPT that property described as follows:
That parcel of the Southeast quarter of Section 17, Township 1 North, Range 3 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:
Commencing at the East quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation Brass Cap marked LS No. 29891, from which the Southeast corner of said Section 17, which is monumented by a Maricopa County Brass Cap, bears as a basis of bearings South 00 degrees 20 minutes 42 seconds West, 2621.47 feet;
Thence North 89 degrees 53 minutes 41 seconds West, along the East-West mid-section line of said Section 17, 1320.37 feet;
Thence South 00 degrees 18 minutes 52 seconds West, 1310.75 feet;
Thence South 28 degrees 40 minutes 19 seconds West, 27.33 feet;
Thence South 07 degrees 14 minutes 33 seconds West, 44.78 feet;
Thence South 04 degrees 12 minutes 16 seconds East, 25.44 feet;
Thence South 00 degrees 56 minutes 04 seconds East, 142.96 feet to the true point of beginning;
Thence South 00 degrees 56 minutes 04 seconds East, 5.33 feet;
Thence North 85 degrees 16 minutes 11 seconds East, 162.81 feet to the beginning of a tangent curve, concave Northwesterly, whose radius point bears North 04 degrees 43 minutes 49 seconds West, 600.00 feet;

72C101 (6/06) ALTA Commitment - 2006	PazE!
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A

Order No.: C1409918-349-MK1
EXHIBIT A
(Continued)
Thence Northeasterly, along said curve to the left, through a central angle of 43 degrees 20 minutes 02 seconds, an arc distance of 453.79 feet to a point of tangency;
Thence North 41 degrees 56 minutes 09 seconds East, 24.03 feet to the beginning of a tangent curve, concave Northwesterly, whose radius point bears North 48 degrees 03 minutes 51 seconds West, 492.00 feet;
Thence Northeasterly, along said curve to the left, through a central angle of 31 degrees 18 minutes 01 seconds, an arc distance of 268.78 feet to a point of tangency;
Thence North 10 degrees 38 minutes 08 seconds East, 9.45 feet;
Thence South 89 degrees 39 minutes 18 seconds East, 641.09 feet to a point lying on the Easterly line of the Southeast quarter of said Section 17;
Thence South 00 degrees 20 minutes 42 seconds West, along said Easterly line, 1360.93 feet;
Thence South 80 degrees 44 minutes 54 seconds West, 1126.04 feet to a point lying on the Southerly line of the Southeast quarter of said Section 17;
Thence North 89 degrees 57 minutes 25 seconds West, along said Southerly line, 1525.84 feet to the South quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation Brass Cap marked LS No. 29891;
Thence North 00 degrees 17 minutes 46 seconds East, along the North-South mid-section line, 997.14 feet;
Thence South 89 degrees 42 minutes 14 seconds East, 375.13 feet; Thence North 86 degrees 31 minutes 58 seconds East, 135.00 feet; Thence North 86 degrees 36 minutes 47 seconds East, 142.68 feet; Thence North 83 degrees 24 minutes 43 seconds East, 419.66 feet; Thence South 88 degrees 40 minutes 22 seconds East, 84.09 feet;
Thence North 09 degrees 35 minutes 55 seconds East, 26.60 feet to the beginning of a tangent curve, concave Northwesterly, whose radius point bears North 80 degrees 24 minutes 05 seconds West, 175.00 feet;
Thence Northeasterly, along said curve to the left, through a central angle of 03 degrees 47 minutes 06 seconds, an arc distance of 11.56 feet;
Thence South 84 degrees 11 minutes 10 seconds East, 50 feet;
Thence South 80 degrees 24 minutes 05 seconds East, 97.01 feet to the true point of beginning;
Parcel No. 3:
That parcel of land situated in the Northeast quarter of Section 17, Township 1 North, Range 3 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

72C101 (6/06) ALTA Commitment - 2006
Copyright American Land Title Association. AU rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

EXHIBIT A

Order No.: C1409918-349-MKI
EXHIBIT A
(Continued)
Commencing at the East quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation brass cap marked LS No. 29891, from which the Southeast corner of said Section 17, which is monumented by a Maricopa County brass cap, bears as a basis of bearings South 00 degrees 20 minutes 42 seconds West, 2621.47 feet;
Thence North 89 degrees 53 minutes 41 seconds West, along the East-West mid-section line of said Section 17, 1320.37 feet to the true point of beginning;
Thence continuing North 89 degrees 53 minutes 41 seconds West, along said East-West mid-section line, 1317.99 feet to the center of said Section 17, which is monumented by a brass cap in a hand hole;
Thence North 00 degrees 17 minutes 50 seconds East, along the North-South mid-section line of said Section 17, 2005.57 feet;
Thence South 69 degrees 22 minutes 19 seconds East, 1406.03 feet;
Thence South 00 degrees 18 minutes 52 seconds West, 1512.65 feet to a point lying on the East-West mid-section line and the true point of beginning.

72C101 (6/06) ALTA Commitment - 2006
Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.
Page 7 mosomi

EXHIBIT A

EXHIBIT A-21
POMEGRANATE
LOAN DOCUMENTS

1.	Promissory Note Secured by Real Property dated March 19, 2014 executed by Pomegranate Farms-Tucson, LLC as Maker in favor of IMH Special Asset NT 140, LLC as Payee;

2.
Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated March 19, 2014 between Pomegranate Farms-Tucson, LLC as Trustor, IMH Special Asset NT 140, LLC as Beneficiary and Chicago Title Agency, Inc. as Trustee;

3.	UCC-1 Financing Statement; and

4.	Lender's Title Policy - Fidelity National Title Agency, dated March 19, 2014, Policy No. AZ-FC0P-IMP-27307-a-14-51001814, and endorsements.
LEGAL DESCRIPTION Attached.

EXHIBIT A

LEGAL DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF PIMA, STATE OF ARIZONA, AND IS DESCRIBED AS FOLLOWS:
Parcel 1:
Lots 3 and 4, the East half of the Southwest quarter, the West half of the East half, the West half of the East half of the East half and the East half of the East half of the East half of Section 18, Township 15 South, Range 12 East, Gila and Salt River Meridian, Pima County, Arizona;
EXCEPT the North 75 feet thereof lying within West Valencia Road, as established by the Resolution and Order recorded in Docket 1424, Page 585, and shown on the map recorded in Book 8 of Road Maps, Page 88.
Parcel 2:
Lots 1 and 2 and the East half of the Northwest quarter of Section 18, Township 15 South, Range 12 East, Gila and Salt River Meridian, Pima County, Arizona.
EXCEPT the North 75 feet thereof lying within West Valencia Road, as established by the Resolution and Order recorded in Docket 1424, Page 585, and shown on the map recorded in Book 8 of Road Maps, Page 88. FURTHER
EXCEPT the following described parcel: (Northwest Parcel)
All that portion of Section 18, Township 15 South, Range 12 East, Gila and Salt River Meridian, Pima County, Arizona, more particularly described as follows:
Commencing at the Northeast corner of said Section 18;
Thence South 89°49'50" West, along the North line of said Section 18, a distance of 2647.61 feet to the North quarter corner thereof;
Thence continue along the North line of said Section 18, South 89° 49'59" West, a distance of 1009.90 feet;
Thence South 00° 10'01" East, a distance of 75.00 feet to a point on the South right of way line of Valencia Road, as shown on Book 8, Page 88 of Road Maps, to the beginning of a non tangent curve to the left, and the TRUE POINT OF BEGINNING;
Thence Southwesterly a distance of 500.66 feet along the arc of said curve to the left, having a radius of 1035.00 feet, a central angle of 27° 42'57", the chord of which bears South 47° 32'04" West for a distance of 495.80 feet, with a radial line in of South 28° 36'27" East and a radial line out of North 56° 19'24" West, to a point of tangency;

EXHIBIT A

Thence South 33° 40'36" West, a distance of 830.79 feet to the beginning of a tangent curve to the right;
Thence Southwesterly and Westerly, a distance of 838.52 feet along the arc of said tangent curve to the right, having a radius of 853.00 feet, a central angle of 56° 19'24", the chord of which bears South 61° 50'18" West for a distance of 805.17 feet, to a point of tangency;
Thence South 90° 00'00" West, a distance of 219.63 feet to a point on the West line of said Section 18;
Thence North 00° 23'48" West, along said West line, a distance of 1401.00 feet to a point on the South right of way line of Valencia Road, as shown on Book 8, Page 88 of Road Maps;
Thence North 89° 49'59" East along said South right of way line, a distance of 1765.61 feet to the TRUE POINT OF BEGINNING.
EXCEPT all coal and other minerals as reserved in the Patent from the United States of America.
AND FURTHER EXCEPT the following described parcel: (Middle Parcel)
All that portion of Section 18, Township 15 South, Range 12 East, Gila and Salt River Meridian, Pima County, Arizona, more particularly described as follows:
Commencing at the Northeast corner of said Section 18;
Thence South 89° 49'50" West, along the North line of said Section 18, a distance of 2647.61 feet to the North quarter corner thereof;
Thence continue along the North line of said Section 18, South 89° 49'59" West, a distance of 1178.71 feet; Thence South 00° 10'01" East, a distance of 433.63 feet to the TRUE POINT OF BEGINNING;
Thence South 57° 09'33" East, a distance of 135.49 feet; Thence South 16° 32'46" East, a distance of 36.34 feet; Thence South 56° 09'54" East, a distance of 93.51 feet;
Thence South 18° 26'50" East, a distance of 52.22 feet; Thence South 34° 30'44" West, a distance of 146.87 feet; Thence South 55° 47'17" East, a distance of 161.76 feet; Thence South 26° 13'24" East, a distance of 343.60 feet; Thence South 15° 10'09"
West, a distance of 145.97 feet; Thence South 47° 14'13" West, a distance of 155.79 feet;
Thence South 35° 58'12" West, a distance of 80.93 feet to the beginning of a non tangent curve to the right;
Thence Northwesterly, a distance of 354.24 feet along the arc of said non tangent curve to the right, having a radius of 835.00 feet, a central angle of 24° 18'26", the chord of which bears North 33° 37'49" West for a distance of 351.59 feet, with a radial line in of North 44° 12'57" East and a radial line out of South 68° 31'24" West to a point of reverse curvature to the left;
Thence Northwesterly, a distance of 37.22 feet along the arc of said reverse curve to the left, having a radius of 498.00 feet, a central angle of 04° 16'57", the chord of which bears North 23 ° 37'05" West for a distance of 37.21 feet, to a point of non tangency;

EXHIBIT A

Thence South 64° 03'00" West, a distance of 89.37 feet; Thence South 35° 45'51" West, a distance of 36.09 feet;
Thence South 62° 34'05" West, a distance of 30.80 feet;
Thence North 78° 51'41" West, a distance of 49.97 feet; Thence South 33° 23'19" West, a distance of 239.00 feet; Thence South 47° 05'54" East, a distance of 19.78 feet; Thence South 78° 07'56" East, a distance of 53.87 feet; Thence South 50° 36'23" East, a distance of 27.01 feet; Thence South 41° 44'06" East, a distance of 258.54 feet; Thence South 41° 44'06" East, a distance of 58.32 feet;
Thence South 47° 42'20" West, a distance of 213.00 feet to the beginning of a tangent curve to the right;
Thence Southwesterly, a distance of 402.35 feet along the arc of said tangent curve to the right, having a radius of 650.00 feet, a central angle of 35° 27'57", the chord of which bears South 65° 26'18" West for a distance of 395.95 feet, to a point of non tangency;
Thence South 85° 18'56" West, a distance of 90.97 feet to the beginning of a non tangent curve to the left;
Thence Southwesterly, a distance of 173.51 feet along the arc of said non tangent curve to the left, having a radius of 513.00 feet, a central angle of 19° 22'45", the chord of which bears South 73° 15'45" West for a distance of 172.69 feet, with a radial line in of South 07° 02'44" East and a radial line out of North 26° 25'28" West, to a point of non tangency;
Thence North 36° 48'44" West, a distance of 128.00 feet; Thence North 22° 55'15" West, a distance of 167.89 feet; Thence South 67° 06'33" West, a distance of 17.80 feet; Thence North 23° 01'46" West, a distance of 179.49 feet; Thence North 64° 23'33" East, a distance of 12.85 feet;
Thence North 23° 42'35" West, a distance of 141.65 feet, to the beginning of a non tangent curve to the left;
Thence Northeasterly, a distance of 599.00 feet along the arc of said non tangent curve to the left, having a radius of 943.00 feet, a central angle of 36° 23'41", the chord of which bears North 51° 52'26" East for a distance of 588.98 feet, with a radial line in of North 19° 55'43" West and a radial line out of South 56° 19'24" East, to a point of tangency;
Thence North 33° 40'36" East, a distance of 830.79 feet to the beginning of a tangent curve to the right;
Thence Northeasterly, a distance of 26.72 feet along the arc of said tangent curve to the right, having a radius of 945.00 feet, a central angle of 01° 37'11", the chord of which bears North 34° 29'11" East for a distance of 26.71 feet, to a point of non tangency;
Thence North 88° 08'25" East, a distance of 108.01 feet to the TRUE POINT OF BEGINNING.

EXHIBIT A

EXCEPT all coal and other minerals as reserved in the Patent from the United States of America.

EXHIBIT A